SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[X]    Preliminary Proxy Statement



[  ]   Preliminary Additional Materials



[  ]   Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter) Fidelity
      Mt. Vernon Street Trust

            (Name of Person(s) Filing Proxy Statement) Arthur S. Loring

Payment of Filing Fee (Check the appropriate box):

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
[X]    $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j) (1), or 14a-6(j) (2).



[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.


            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:


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
[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


FIDELITY NEW MILLENNIUM(trademark) FUND
FIDELITY GROWTH COMPANY FUND
FIDELITY EMERGING GROWTH FUND
FUNDS OF
FIDELITY MT. VERNON STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity New Millennium Fund, Fidelity Growth Company Fund, and Fidelity Emerging Growth Fund (the funds) will be held at the office of Fidelity Mt. Vernon Street Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on November 16, 1994, at 9:30 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1.  To elect a Board of Trustees.
 2. To ratify the selection of Coopers & Lybrand as independent accountants of the trust.
 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
 4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
 5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 6. To adopt a new fundamental investment policy for each fund permitting a fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 7.  To approve an amended management contract for each fund.
 8.  To approve a new Sub-Advisory Agreement with FMR Far East for each fund.
 9.  To approve a new Sub-Advisory Agreement with FMR U.K. for each fund.
10. To eliminate Fidelity Growth Company Fund's fundamental investment policy concerning investment for temporary defensive purposes.
11. To replace Fidelity Growth Company Fund's fundamental investment limitation concerning diversification with a fundamental diversification limitation permitting increased investments in the securities of any single issuer.
12. To amend Fidelity Growth Company Fund's fundamental investment limitation concerning real estate.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
13. To amend Fidelity Growth Company Fund's fundamental investment limitation concerning the issuance of senior securities.
14. To eliminate Fidelity Growth Company Fund's and Fidelity Emerging Growth Fund's fundamental investment limitation concerning short sales of securities.
15. To eliminate Fidelity Growth Company Fund's and Fidelity Emerging Growth Fund's fundamental investment limitation concerning margin purchases.
16. To amend Fidelity Growth Company Fund's fundamental investment limitation concerning borrowing.
17. To amend Fidelity Growth Company Fund's fundamental investment limitation concerning the concentration of its investments within a single industry.
18. To amend Fidelity Growth Company Fund's fundamental investment limitation concerning lending.
19. To eliminate Fidelity Growth Company Fund's fundamental investment limitation concerning investment in other investment companies.
20. To eliminate Fidelity Growth Company Fund's fundamental investment limitation concerning investments in securities of newly-formed issuers.
21. To eliminate Fidelity Growth Company Fund's fundamental investment limitation concerning investing in oil, gas, and other mineral exploration programs.
22. To eliminate Fidelity Growth Company Fund's fundamental investment limitation concerning purchasing securities of an issuer in which the trustees or directors and officers of the fund or FMR hold more than 5% of the outstanding securities of such issuer.
 The Board of Trustees has fixed the close of business on September 19, 1994 as the record date for the determination of the shareholders of each fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
September 19, 1994
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE TO THE FUNDS, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense to the funds involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY NEW MILLENNIUM(trademark) FUND
FIDELITY GROWTH COMPANY FUND
FIDELITY EMERGING GROWTH FUND
TO BE HELD ON NOVEMBER 16, 1994
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Mt. Vernon Street Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity New Millennium Fund, Fidelity Growth Company Fund, and Fidelity Emerging Growth Fund, and at any adjournments thereof (the Meeting), to be held November 16, 1994 at 9:30 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about September 19, 1994. Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. A copy of the fund's annual report for the fiscal year ended November 30, 1993 has been mailed or delivered to respective shareholders of each fund entitled to vote at the meeting.
 Shares of each fund issued and outstanding as of July 31, 1994 are indicated in the following table:
 FIDELITY  NEW MILLENNIUM FUND
 FIDELITY  GROWTH COMPANY FUND
 FIDELITY EMERGING GROWTH FUND
 To the knowledge of the trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of any of the funds on that date. Shareholders of record at the close of business on September 19, 1994 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF EACH FUND OF THE TRUST AND OF THE ENTIRE TRUST. PROPOSALS 4 AND 5 REQUIRE A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS 6 THROUGH 22 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES'' OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES'' MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE SHARES OF THE TRUST OR A FUND PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING SHARES.
1. TO ELECT A BOARD OF TRUSTEES.
 Pursuant to the provisions of the Declaration of Trust of Fidelity Mt. Vernon Street Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Mr. Mann, all nominees named below are currently Trustees of Fidelity Mt. Vernon Street Trust and have served in that capacity continuously since originally elected or appointed. Mr. Cox, Ms. Davis, Mr. Jones, and Mr. Lynch were selected by the trust's Nominating and Administration Committee (see page 9) and were appointed to the Board in November 1991, December 1992, May 1990, and April 1990, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser, Fidelity Management & Research Company (FMR, or the Adviser), or the funds' distribution agent, Fidelity Distributors Corporation (FDC). Each of the nominees is currently a Trustee or General Partner, as the case may be, of other funds advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee                  Principal Occupation **                Year of
 (Age)                                                          Election or
                                                                Appointment

*J. Gary Burkhead        Senior Vice President, is              1986
82 Devonshire Street     President of FMR; and President
Boston, MA               and a Director of FMR Texas
 (53)                    Inc. (1989), Fidelity
                         Management & Research
                         (U.K.) Inc., and Fidelity
                         Management & Research
                         (Far East) Inc.

Ralph F. Cox             Consultant to Western Mining           1991
200 Rivercrest Drive     Corporation (1994).  Prior to
Fort Worth, TX           February 1994, he was
 (62)                    President of Greenhill Petroleum
                         Corporation (petroleum
                         exploration and production,
                         1990). Until March 1990, Mr.
                         Cox was President and Chief
                         Operating Officer of Union
                         Pacific Resources Company
                         (exploration and production). He
                         is a Director of Bonneville Pacific
                         Corporation (independent power,
                         1989), Sanifill Corporation
                         (non-hazardous waste, 1993),
                         and CH2M Hill Companies
                         (engineering). In addition, he
                         served on the Board of Directors
                         of the Norton Company
                         (manufacturer of industrial
                         devices, 1983-1990) and
                         continues to serve on the Board
                         of Directors of the Texas State
                         Chamber of Commerce, and is a
                         member of advisory boards of
                         Texas A&M University and
                         the University of Texas at Austin.

Phyllis Burke Davis      Prior to her retirement in             1992
P.O. Box 264             September 1991, Mrs. Davis
Bridgehampton, NY        was the Senior Vice President of
 (62)                    Corporate Affairs of Avon
                         Products, Inc. She is currently a
                         Director of BellSouth
                         Corporation
                         (telecommunications), Eaton
                         Corporation (manufacturing,
                         1991), and the TJX Companies,
                         Inc. (retail stores, 1990), and
                         previously served as a Director
                         of Hallmark Cards, Inc.
                         (1985-1991) and Nabisco
                         Brands, Inc. In addition, she
                         serves as a Director of the New
                         York City Chapter of the National
                         Multiple Sclerosis Society, and is
                         a member of the Advisory
                         Council of the International
                         Executive Service Corps. and
                         the President's Advisory Council
                         of The University of Vermont
                         School of Business
                         Administration.

Richard J. Flynn         Financial consultant. Prior to         1982
77 Fiske Hill            September 1986, Mr. Flynn was
Sturbridge, MA           Vice Chairman and a Director of
 (70)                    the Norton Company
                         (manufacturer of industrial
                         devices). He is currently a
                         Director of Mechanics Bank and
                         a Trustee of College of the Holy
                         Cross and Old Sturbridge
                         Village, Inc.

*Edward C. Johnson       President, is Chairman, Chief          1968
3d                       Executive Officer and a Director
82 Devonshire Street     of FMR Corp.; a Director and
Boston, MA               Chairman of the Board and of
 (64)                    the Executive Committee of
                         FMR; Chairman and a Director
                         of FMR Texas Inc. (1989),
                         Fidelity Management &
                         Research (U.K.) Inc., and
                         Fidelity Management &
                         Research (Far East) Inc.

E. Bradley Jones         Prior to his retirement in 1984,       1990
3881-2 Lander Road       Mr. Jones was Chairman and
Chagrin Falls, OH        Chief Executive Officer of LTV
 (67)                    Steel Company. Prior to May
                         1990, he was a Director of
                         National City Corporation (a
                         bank holding company) and
                         National City Bank of Cleveland.
                         He is a Director of TRW Inc.
                         (original equipment and
                         replacement products),
                         Cleveland-Cliffs Inc (mining),
                         NACCO Industries, Inc. (mining
                         and marketing), Consolidated
                         Rail Corporation, Birmingham
                         Steel Corporation, Hyster-Yale
                         Materials Handling, Inc. (1989)
                         and RPM Inc. (manufacturer of
                         chemical products, 1990). In
                         addition, he serves as a Trustee
                         of First Union Real Estate
                         Investments, Chairman of the
                         Board of Trustees and a
                         member of the Executive
                         Committee of the Cleveland
                         Clinic Foundation, a Trustee and
                         a member of the Executive
                         Committee of University School
                         (Cleveland), and a Trustee of
                         Cleveland Clinic Florida.

Donald J. Kirk           Professor at Columbia University       1987
680 Steamboat Road       Graduate School of Business
Apartment #1-North       and a financial consultant. Prior
Greenwich, CT            to 1987, he was Chairman of the
 (61)                    Financial Accounting Standards
                         Board. Mr. Kirk is a Director of
                         General Re Corporation
                         (reinsurance) and Valuation
                         Research Corp. (appraisals and
                         valuations, 1993). In addition, he
                         serves as Vice Chairman of the
                         Board of Directors of the
                         National Arts Stabilization Fund
                         and Vice Chairman of the Board
                         of Trustees of the Greenwich
                         Hospital Association.

*Peter S. Lynch          Vice Chairman of FMR (1992).           1990
82 Devonshire Street     Prior to his retirement on May
Boston, MA               31, 1990, he was a Director of
  (51)                   FMR (1989) and Executive Vice
                         President of FMR (a position he
                         held until March 31, 1991); Vice
                         President of Fidelity Magellan
                         Fund and FMR Growth Group
                         Leader; and  Managing Director
                         of FMR Corp. Mr. Lynch was
                         also Vice President of Fidelity
                         Investments Corporate Services
                         (1991-1992). He is a Director of
                         W.R. Grace & Co.
                         (chemicals, 1989) and Morrison
                         Knudsen Corporation
                         (engineering and construction).
                         In addition, he serves as a
                         Trustee of Boston College,
                         Massachusetts Eye & Ear
                         Infirmary, Historic Deerfield
                         (1989) and Society for the
                         Preservation of New England
                         Antiquities, and as an Overseer
                         of the Museum of Fine Arts of
                         Boston (1990).

Gerald C. McDonough      Chairman of G.M. Management            1989
135 Aspenwood Drive      Group (strategic advisory
Cleveland, OH            services). Prior to his retirement
 (65)                    in July 1988, he was Chairman
                         and Chief Executive Officer of
                         Leaseway Transportation Corp.
                         (physical distribution services).
                         Mr. McDonough is a Director of
                         ACME-Cleveland Corp. (metal
                         working, telecommunications
                         and electronic products),
                         Brush-Wellman Inc. (metal
                         refining), York International
                         Corp. (air conditioning and
                         refrigeration, 1989), Commercial
                         Intertech Corp. (water treatment
                         equipment, 1992), and
                         Associated Estates Realty
                         Corporation (a real estate
                         investment trust, 1993).

Edward H. Malone         Prior to his retirement in 1985,       1989
5601 Turtle Bay Drive    Mr. Malone was Chairman,
#2104                    General Electric Investment
Naples, FL               Corporation and a Vice
 (70)                    President of General Electric
                         Company. He is a Director of
                         Allegheny Power Systems, Inc.
                         (electric utility), General Re
                         Corporation (reinsurance), and
                         Mattel Inc. (toy manufacturer). In
                         addition, he serves as a Trustee
                         of Corporate Property Investors,
                         the EPS Foundation at Trinity
                         College, the Naples
                         Philharmonic Center for the Arts,
                         and Rensselaer Polytechnic
                         Institute, and he is a member of
                         the Advisory Boards of Butler
                         Capital Corporation Funds and
                         Warburg, Pincus Partnership
                         Funds.

Marvin L. Mann           Chairman of the Board,                 --
55 Railroad Avenue       President, and Chief Executive
Greenwhich, CT           Officer of Lexmark International,
 (61)                    Inc. (office machines, 1991).
                         Prior to 1991, he held positions
                         of Vice President of International
                         Business Machines Corporation
                         ("IBM") and President and
                         General Manager of various IBM
                         divisions and subsidiaries. Mr.
                         Mann is a Director of M.A.
                         Hanna Company (chemicals,
                         1993) and Infomart (marketing
                         services, 1991), a Trammell
                         Crow Co. In addition, he serves
                         as the Campaign Vice Chairman
                         of the Tri-State United Way
                         (1993) and is a member of the
                         University of Alabama
                         President's Cabinet (1990).

Thomas R. Williams       President of The Wales Group,          1989
21st Floor               Inc. (management and financial
191 Peachtree Street,    advisory services). Prior to
N.E.                     retiring in 1987, Mr. Williams
Atlanta, GA              served as Chairman of the
 (66)                    Board of First Wachovia
                         Corporation (bank holding
                         company), and Chairman and
                         Chief Executive Officer of The
                         First National Bank of Atlanta
                         and First Atlanta Corporation
                         (bank holding company). He is
                         currently a Director of BellSouth
                         Corporation
                         (telecommunications), ConAgra,
                         Inc. (agricultural products),
                         Fisher Business Systems, Inc.
                         (computer software), Georgia
                         Power Company (electric utility),
                         Gerber Alley & Associates,
                         Inc. (computer software),
                         National Life Insurance
                         Company of Vermont, American
                         Software, Inc. (1989), and
                         AppleSouth, Inc. (restaurants,
                         1992).




** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and eight non-interested Trustees, met eleven times during the twelve months ended November 30, 1993. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 As a group, the non-interested Trustees received fees and expenses of $19,143 from the trust in their capacities as Trustees of the funds for the fiscal period ended November 30, 1993. The non-interested Trustees also served in similar capacities for other funds advised by FMR (see page __), and received additional compensation for such services.
 The Board of Trustees has adopted a policy whereby non-interested Trustees, upon reaching their 72nd birthday will resign. Under a defined benefit retirement program, non-interested Trustees, upon reaching age 72, are entitled to payments during their lifetime based on their basic Trustee fees and their length of service.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, of FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Cox, and Jones are members of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the trust (see Proposal 2 ), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended November 30, 1993, the Committee held five meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. Flynn (Chairman), McDonough, and Williams. The Committee members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the funds and the non-interested Trustees, and acting as administrative committee under the Retirement Plan for non-interested Trustees. During the twelve months ended November 30, 1993, the Committee held five meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
2. TO RATIFY THE SELECTION OF COOPERS &AMP; LYBRAND AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The services provided to the trust include (1) audit of annual financial statements and, if requested, limited review of unaudited semiannual financial statements; (2) assistance and consultation in connection with SEC filings; and (3) review of the federal income tax returns filed on behalf of the trust. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountant's independence. Representatives of Coopers & Lybrand are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve a proposal to amend Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Fidelity New Millennium Fund, Fidelity Growth Company Fund, and Fidelity Emerging Growth Fund are funds of Fidelity Mt. Vernon Street Trust, an open-end management investment company organized as a Massachusetts business trust. Shareholders of each fund vote separately on matters concerning only that fund and vote on a trust-wide basis on matters that effect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one share, one-vote provision was to provide equitable voting rights as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Mt. Vernon Street Trust, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds diverge over time. The Staff of the SEC has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect for certain votes. The voting power of shareholders would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The table below shows each fund's net asset value.

                           Net Asset Value as    $1,000 investment in
                           of                    terms of shares on
                           July 31, 1994         July 31, 1994

FIDELITY NEW MILLENNIUM    $11.59___             86.281____
FUND

FIDELITY GROWTH COMPANY    $27.53_______         36.324_____
FUND                                             __

FIDELITY EMERGING          $15.40_______         64.935_____
GROWTH FUND

 For example, Fidelity New Millennium Fund shareholders would have approximately 33% greater voting power than Fidelity Growth Company Fund shareholders because at current NAVs, a $1,000 investment in Fidelity New Millennium Fund would equal 86.281 shares whereas a $1,000 investment in Fidelity Growth Company Fund would equal 64.935 shares. Accordingly, a one share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest which FMR believes is a more equitable result, and is the result in a typical corporation where at any point in time each voting share generally has an equal market value.
 On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue. In this instance, under both the current Declaration of Trust and an amended Declaration of Trust, all shareholders of the fund would have the same voting rights, since the NAV is the same for all shares in a single fund.
 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section 1 determines the method of calculating voting rights for all shareholder votes for a fund. If approved, Article VIII, Section 1 will be amended as follows (material to be added is underlined and material to be deleted is [bracketed]):
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section 1. The Shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] A shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share of such Series), on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of Trust to be taken by Shareholders.
 CONCLUSION. If approved, the amendment will take effect immediately after the shareholder meeting or after any adjournments thereof. The Trustees believe the proposed amendment will benefit the trust by bringing greater equality in voting rights among all shareholders of the trust. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If the amendment is not approved, the Declaration of Trust's current section entitled "Voting Powers" will remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion, see fit consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the outstanding shareholders of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees also may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. An appointment in this case currently requires shareholder notification within three months of the appointment under the current Declaration of Trust.
 Subject to shareholder approval, the Trustees intend to eliminate the notification requirement from the Trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed].
ARTICLE IV
THE TRUSTEES

          RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act.

 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the Declaration of Trust's shareholder notification requirement in the event of an appointment of a Trustee is in the best interests of the trust's shareholders. The Trustees recommend voting FOR the proposed amendment. If the proposal is not approved, the Declaration of Trust's current section entitled "Resignation and Appointment of Trustees" will remain unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the funds approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of the Pooled Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Pooled Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, each fund's policies do not allow for such investments. Proposal 6 on page 15 seeks each fund's shareholder approval to adopt a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Pooled Fund Structure if a fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed so-called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with a retail equity fund designed for investors with lower minimums. This structure allows several feeder funds with substantially the same objective but different distribution and servicing features to combine their investments and manage them as one master pool instead of managing them separately. The feeder funds combine their investments by investing all of their assets in one master pooled fund which would be organized as an open-end management investment company (mutual fund). (Each feeder fund invested in a single master pooled investment retains its own characteristics, but is able to achieve operational efficiencies through investing together with the other feeder funds in the Pooled Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund should invest in a Pooled Fund, the Trustees believe it could be in the best interest of each fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Pooled Fund Structure is permitted under a fund's investment policies (see Proposal 6), if they determine that a Pooled Fund Structure is in the best interest of a fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Pooled Fund Structure. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Pooled Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Pooled Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as follows: (material to be added is underlined):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have the power and authority:
 ....(t) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company;"
 CONCLUSION. The Trustees believe the proposed amendment will benefit the funds by providing the Trustees with the flexibility to adopt a Pooled Fund Structure in the future if permitted by a fund's investment policies and if the Trustees determine it to be in the best interest of the fund. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If approved, the amendment to the Declaration of Trust will take effect immediately after the shareholder meeting or any adjournments thereof. If the proposal is not approved, Article V, Section 1 of the Declaration of Trust will remain unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND PERMITTING A FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, the adoption of a new fundamental investment policy that would permit each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of pooling would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled "master" fund. In order to implement a Pooled Fund Structure, an amendment to the Declaration of Trust is proposed, as is the adoption of a new fundamental investment policy. Proposal 5, proposes to amend the Declaration of Trust, and if approved, would allow the Trustees to authorize the conversion to a Pooled Fund Structure when permitted by a fund's policies. This proposal would add a fundamental policy for each fund that permits a Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that a fund should invest in a master fund, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date.
 At present, certain of each fund's fundamental investment policies and limitations would prevent a fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit each fund's assets to be invested in a single Pooled Fund, without a further vote of shareholders, if the Trustees determine that action to be in the best interests of a fund and its shareholders. Approval of Proposal 5 provides the Trustees with explicit authority to approve a Pooled Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of each fund that currently prohibit investment in shares of one investment company would be modified to permit the investment in a Pooled Fund. These policies include each fund's limitations on a fund acting as underwriter, that no more than 25% of a fund's total assets be invested in any one industry and, for Fidelity Growth Company Fund, investing more than 25% of its total assets in one issuer.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Pooled Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Each fund's method of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets of a fund would be managed as part of a larger pool. Were a fund to invest all of its assets in a Pooled Fund, it would hold only a single investment security, and the Pooled Fund would directly invest in individual securities pursuant to its investment objective. The Pooled Fund would be managed by FMR or an affiliate, such as FMR Texas in the case of a money market fund. The Trustees would retain the right to withdraw a fund's investments from a Pooled Fund at any time and would do so if the Pooled Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently. Whenever a fund is asked to vote at a shareholder meeting of the Pooled Fund, the fund will hold a meeting of its shareholders if required by applicable law or the fund's policies to vote on the matters to be considered at the Pooled Fund's shareholder meeting. The fund will cast its votes at the Pooled Fund meeting in the same proportion as the fund's shareholders voted at theirs. The fund would otherwise continue its normal operations.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing each fund's assets in a Pooled Fund only if they determine that pooling is in the best interests of the fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR intends to seek federal and state regulatory approval in order to allow the Fidelity funds to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, or that cost reductions or increased efficiencies will be achieved.
 FMR may benefit from the use of a Pooled Fund Structure if overall assets are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to each fund may be reduced. If a fund's investment in a Pooled Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Pooled Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Pooled Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:
"The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund which states:
"The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees recommends that each fund's shareholders vote to adopt a new fundamental policy that would permit each fund, subject to future review by the Board of Trustees as described above, to invest all of its assets in an open-end investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. If the proposal is not adopted, each fund's current fundamental investment policies will remain unchanged with respect to potential investment in Pooled Funds.
7. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR EACH FUND.
 The Board of Trustees has approved, and recommends that shareholders of each fund approve, a proposal to amend the fund's management contract with FMR (the Amended Contract). The proposal would modify the management fee that FMR receives from each fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT).
 PROPOSED AMENDMENT TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment, is supplied as
Exhibit 1 on page __ . Except for the amendment to the management fee it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page __.) If approved by shareholders, the Amended Contract will take effect on December 1, 1994 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 1995 and thereafter subject to continuation by the Board of Trustees. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1995, and thereafter subject to continuation by the Board of Trustees.
 The management fee is an annual percentage of a fund's average net assets, calculated and paid monthly. The percentage is the sum of two components: a basic fee rate and a performance adjustment. The basic fee rate is the sum of a group fee rate, which varies according to assets under management by FMR, and a fixed individual fund fee rate. The group fee rate schedule in the current contract for Fidelity New Millennium Fund and Fidelity Emerging Growth Fund includes group fee rate breakpoints for group net assets up to $210 billion. For Fidelity Growth Company Fund, the group fee rate schedule in the current contract includes group fee rate breakpoints for group net assets up to $138 billion. The proposal would modify the group fee rate by providing for lower fee rates if assets under management by FMR remain above these levels.
 MODIFICATION TO GROUP FEE RATE. The group fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR. As group net assets increase, the group fee rate declines. The Amended Contract would not change the group fee calculation for group net assets of $210 billion or less for Fidelity New Millennium Fund and Fidelity Emerging Growth Fund or $138 billion or less for Fidelity Growth Company Fund. Above these levels of group net assets, the effective annual group fee rate declines under both contracts, but under the Amended Contract, it declines faster. The Amended Contract has smaller increments in each breakpoint and the fee rate charged in each breakpoint is lower. Group fee rates that are lower than those contained in the funds' Present Contracts have been voluntarily implemented at various times by FMR. On January 1, 1992, November 1, 1993, and August 1, 1994, FMR voluntarily implemented lower group fee rates.
 The group fee rate is calculated according to a graduated fee schedule providing for different rates for different levels of group net assets. The rate at which the fee declines is determined by fee "breakpoints" that provide for lower fees when assets increase. For Fidelity New Millennium Fund and Fidelity Emerging Growth Fund, the Amended Contract would add ___ new fee breakpoints for group asset levels above $210 billion. The Amended Contract for Fidelity Growth Company Fund would add ___ breakpoints for group assets above $138 billion. The new breakpoints are illustrated in the table below. (For an explanation of how these breakpoints are factored into the fee calculation, see the section entitled "Present Management Contract" beginning on page ___.)

NEW MILLENNIUM AND EMERGING GROWTH ONLY:

GROUP FEE RATE BREAKPOINTS

PRESENT CONTRACT
AMENDED CONTRACT
Average Group   Present     Average Group   Amended
Assets          Contract*   Assets          Contract
($ billions)                ($ billions)

138-174         .3050%      138-174         .3050%

over 174        .3000%      174-210         .3000%

                            210-246         .2950%

                            246-282         .2900%

                            282-318         .2850%

            318-354   .2800%

            354-390   .2750%

            over 390   .2700%

GROWTH COMPANY ONLY:

GROUP FEE RATE BREAKPOINTS

PRESENT CONTRACT
AMENDED CONTRACT
Average Group   Present      Average Group   Amended
Assets          Contract**   Assets          Contract
($ billions)                 ($ billions)

84-102          .3150%       84-102          .3150%

over 102        .3100%       102-138         .3100%

                             138-174         .3050%

                             174-210         .3000%

                             210-246         .2950%

                             246-282         .2900%

                             282-318         .2850%

            318-354   .2800%

            354-390   .2750%

            over 390   .2700%

ALL PORTFOLIOS:
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present              Present                      Amended
Assets         Contract *(dagger)   Contract *(dagger)(dagger)   Contract
($ billions)

250            .3227%               .3265%                       .3219%

300            .3190%               .3238%                       .3163%

350            .3162%               .3218%                       .3113%

400            .3142%               .3203%                       .3067%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, and August 1, 1994.
** Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992, November 1, 1993, and August 1, 1994.
(dagger) New Millennium and Emerging Growth
(dagger)(dagger) Growth Company
 Average group net assets for July, 1994 were approximately $258 billion. The funds' annual individual fund fee rates are .35% of average net assets for Fidelity New Millennium Fund and Fidelity Emerging Growth Fund and .30% for Fidelity Growth Company Fund. The sum of the group fee rate and the individual fund fee rate is referred to as a fund's basic fee rate. One-twelfth (1/12) of this annual basic fee rate is applied to the fund's average net assets for the current month, resulting in a dollar amount which is the basic fee for that month.
 The basic fee is subject to an upward or downward adjustment, depending on whether the fund's investment performance exceeds or is exceeded by the Standard & Poor's Composite Index of 500 Stocks (Fidelity New Millennium Fund and Fidelity Growth Company Fund) and the Russell 2000 Index (Fidelity Emerging Growth Fund) over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference calculated to the nearest 1% (up to a maximum difference of + 10) is multiplied by a performance adjustment rate of .02%. The maximum annualized adjustment rate is + .20%. This performance comparison is made at the end of each month. One twelfth of this rate is applied to the average daily net assets for the fund over the entire performance period, giving a dollar amount which is added to or subtracted from the basic fee.
 COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES.   The following table
compares each fund's basic fee rate under the terms of the Present Contract and the Proposed Contract for July 1994 average group net assets of $258 billion.
      Present Contract   Amended Contract
      Basic Fee Rate*    Basic Fee Rate

Fidelity New Millennium
Fund(dagger)

Fidelity Growth Company
Fund

Fidelity Emerging Growth
Fund

* Does not reflect voluntary adoption of extended group fee rate schedule. The basic fee rate will remain the same under both the Present Contract and the Amended Contract until group net assets exceed $138 billion for Growth Company, and $210 billion for New Millennium and Emerging Growth, at which points, the basic fee rate under the Amended Contract begins to decline relative to the Present Contract. The following table compares each fund's management fee, including the performance adjustment and total expense ratio, under the terms of the Present Contract for the fiscal period ended November 30, 1993 to the fees and expenses.
      Present Contract    Amended Contract

                     Manageme   Total     Manageme      Total
                     nt         Expense   nt     Fee    Expense
                        Fee     Ratio     (000's)       Ratio**
                     (000's)

Fidelity New         $           %        $              %
Millennium
Fund(dagger)

Fidelity Growth      $           %        $              %
Company Fund

Fidelity Emerging    $           %        $              %
Growth Fund

* Does not reflect voluntary adoption of extended group fee rate schedules. ** Annualized.
(dagger) From December 28, 1992 (commencement of operations).
 MATTERS CONSIDERED BY THE BOARD OF TRUSTEES. The non-interested Trustees recommended in 1991, and again in 1994, that the existing group fee be reconsidered in light of the significant growth in the assets of funds advised by FMR. The Combined Committee, a standing Committee of the Board composed solely of non-interested Trustees, and the Board considered revisions to the group fee component of the management fee on various occasions during 1991 and 1994.
 FMR provided substantial information to the Trustees to assist it in its deliberations. In addition, the Committee requested and reviewed additional data, including analyses prepared by independent counsel to both the funds and the non-interested Trustees. In unanimously approving the proposed contract and recommending its approval by shareholders, the Trustees of the funds, including the Independent Trustees, considering the best interests of shareholders of the funds, took into account all factors they deemed relevant. The factors considered by the Independent Trustees included the nature, quality, and extent of the services furnished by FMR to the funds; the necessity of FMR maintaining and enhancing its ability to retain and attract high caliber personnel to serve the funds; the increased complexity of the domestic and international securities markets; the investment record of FMR in managing the funds; extensive financial, personnel, and structural information as to the Fidelity organization, including the revenues and expenses of FMR, and Fidelity Service Co. (FSC, the funds' transfer, shareholder servicing, and pricing and bookkeeping agent) relating to their mutual fund activities; whether economies of scale were demonstrated in connection with FMR's provision of investment management and shareholder services as assets increased; data on investment performance, management fees and expense ratios of competitive funds and other Fidelity funds; FMR's expenditures in developing enhanced shareholder services for the funds; enhancements in the quality and scope of the shareholder services provided to the funds' shareholders; the fees charged and services offered by an affiliate of FMR for providing investment management services to non-investment company accounts; and possible "spin-off" benefits to FMR from serving as manager and from affiliates of FMR serving as principal underwriter and transfer agent of the funds.
 CONCLUSION, ACTION OF THE BOARD OF TRUSTEES, AND RECOMMENDED SHAREHOLDER ACTION. Based on its evaluation of the extensive materials presented and assisted by the advice of independent counsel, the Board of Trustees concluded (i) that the existing management fee rate structure is fair and reasonable and (ii) that the proposed reduction in the group fee rate structure is in the best interest of each fund's shareholders. The Board of Trustees voted to approve the submission of the Amended Contract to shareholders of the funds and recommends that shareholders of each fund vote FOR the Amended Contract.
8.  TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR EACH
FUND.
 In conjunction with its portfolio management responsibilities on behalf of Fidelity New Millennium Fund, Fidelity Growth Company Fund, and Fidelity Emerging Growth Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of each fund approve a new sub-advisory agreement (the proposed agreement) between Fidelity Management & Research Far East Inc. (FMR Far East) and FMR on behalf of each fund to replace FMR's existing agreement with FMR Far East. The proposed agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to each fund and its shareholders. Because FMR pays all of FMR Far East's fees, the proposed agreement would not affect the fees paid by each fund to FMR.
 On March 9, 1994, the Board of Trustees agreed to submit the proposed agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. If approved by shareholders, the proposed agreement will replace the sub-advisory agreement currently in effect with respect to each fund (the current agreement). The current agreement for Fidelity New Millennium Fund, dated September 17, 1992, was approved by the Board of Trustees prior to the fund's commencement of operations, and was approved by FMR, then sole shareholder of the fund on September 28, 1992. The current agreements for Fidelity Growth Company Fund and Fidelity Emerging Growth Fund, dated December 1, 1989 and January 1, 1992, were approved by the fund's shareholders on November 15, 1989 and December 11, 1991, respectively. A form of the proposed agreement for the funds is attached to this proxy statement as Exhibit 2.
 FMR Far East, with its principal office in Tokyo, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page__.
  Under each current agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under the current agreements with FMR Far East, FMR, NOT EACH FUND, pays FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement.
 For the fiscal periods ended November 30, 1993, 1992, and 1991, FMR paid FMR Far East on behalf of each fund as follows:

Fund                        Fees Paid by FMR to FMR Far East

                            1993                           1992
                            1991

Fidelity New Millennium     $ 5,212                            --                           --
Fund*

Fidelity Growth Company     $42,906                   $4,095
Fund                        $900

Fidelity Emerging Growth    $23,550                   $   72
Fund                        $900


* From December 28, 1992 (commencement of operations).
 Although FMR employees are expected to consult regularly with FMR Far East, under each current agreement, FMR Far East has no authority to make investment decisions on behalf of the funds. Under each proposed agreement, FMR would continue to receive investment advice from FMR Far East, but it could also grant investment management authority to FMR Far East with respect to all or a portion of each fund's assets. If FMR Far East were to exercise investment management authority on behalf of a fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's Prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of a fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, each proposed agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund. If granted investment management authority, FMR Far East would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section on page ___.
 Allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENTS WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH FUND. The fees paid by FMR to FMR Far East for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.
 If approved by shareholders, each proposed agreement would take affect on December 1, 1994 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 1995 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.
 Each proposed agreement could be transferred to a successor of FMR Far East without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities laws. Each proposed agreement would be terminable on 60 days' written notice by either party to the agreement and each proposed agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of each fund vote FOR the proposed agreement. If a proposed agreement is not approved by shareholders of a fund, FMR's current agreement on behalf of that fund will continue in effect.
9. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR EACH FUND.
 In conjunction with its portfolio management responsibilities on behalf of Fidelity New Millennium Fund, Fidelity Growth Company Fund, and Fidelity Emerging Growth Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of each fund approve a new sub-advisory agreement (the proposed agreement) between Fidelity Management & Research U.K. Inc. (FMR U.K.) and FMR on behalf of each fund to replace FMR's existing agreement with FMR U.K. The proposed agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to each fund and its shareholders. Because FMR pays all of FMR Far East's fees, the proposed agreement would not affect the fees paid by each fund to FMR.
 On March 9, 1994, the Board of Trustees agreed to submit the proposed agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. If approved by shareholders, the proposed agreement will replace the sub-advisory agreement currently in effect with respect to each fund (the current agreement). The current agreement for Fidelity New Millennium Fund, dated September 17, 1992, was approved by the Board of Trustees prior to the fund's commencement of operations, and was approved by FMR, then sole shareholder of the fund on September 28, 1992. The current agreements for Fidelity Growth Company Fund and Fidelity Emerging Growth Fund, dated December 1, 1989 and January 1, 1992, were approved by the fund's shareholders on November 15, 1989 and December 11, 1991, respectively. A form of the proposed agreement for the funds is attached to this proxy statement as Exhibit 3.
 FMR U.K., with its principal office in London, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page__.
  Under each current agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in Europe. Under the current agreements with FMR U.K., FMR, NOT EACH FUND, pays FMR U.K.'s fee equal to 110% of its costs incurred in connection with the agreement.
 For the fiscal periods ended November 30, 1993, 1992, and 1991, FMR paid FMR U.K. on behalf of each fund as follows:

Fund                        Fees Paid by FMR to FMR U.K.

                            1993                             1992
                            1991

Fidelity New Millennium     $3,320                          --                              --
Fund*

Fidelity Growth Company     $27,818                    $4,855
Fund                        $900

Fidelity Emerging Growth    $15,199                    $80
Fund                        $830


* From December 28, 1992 (commencement of operations).
 Although FMR employees are expected to consult regularly with FMR U.K., under the current agreement, FMR U.K. has no authority to make investment decisions on behalf of the funds. Under each proposed agreement, FMR would continue to receive investment advice from FMR U.K., but it could also grant investment management authority with respect to all or a portion of each fund's assets to FMR U.K. If FMR U.K. were to exercise investment management authority on behalf of a fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's Prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of a fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, each proposed agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund. If granted investment management authority, FMR U.K. would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section on page ___.
 Allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENTS WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH FUND. The fees paid by FMR to FMR U.K. for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.
 If approved by shareholders, each proposed agreement would take affect on December 1, 1994 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 1995 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.
 The proposed agreement could be transferred to a successor of FMR U.K. without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The proposed agreement would be terminable on 60 days' written notice by either party to the agreement and the proposed agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of each fund vote FOR the proposed agreement. If a proposed agreement is not approved by shareholders of a fund, FMR's current agreement on behalf of that fund will continue in effect.
10. TO ELIMINATE FIDELITY GROWTH COMPANY FUND'S FUNDAMENTAL INVESTMENT POLICY CONCERNING INVESTMENT FOR TEMPORARY DEFENSIVE PURPOSES.
  Fidelity Growth Company Fund's current fundamental policy concerning investment for temporary defensive purposes is as follows:
 "If, in FMR's opinion, market conditions are such that a more conservative approach to investment is deemed desirable, then the fund may temporarily make substantial investments in fixed-income obligations of all types (including U.S. government obligations and repurchase agreements)."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental investment policy. If the proposal is approved, the Trustees intend to replace the current fundamental policy with a non-fundamental policy that could be changed without a vote of shareholders. The proposed non-fundamental policy is set forth below, with a brief analysis of the substantive differences between it and the current policy.
 "The fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes."
 Mutual funds are permitted, for temporary defensive purposes, to invest substantially in investments that fall outside of the fund's normal investment parameters. Temporary defensive policies essentially permit mutual funds to invest more conservatively than they otherwise would when market conditions warrant. The primary purpose of the proposal is to replace the fund's current temporary defensive policy with one which is expected to become the standard for all Fidelity equity funds.
 The proposed policy would add preferred stocks as possible investments for temporary defensive purposes. The fund normally invests in common stocks. Preferred stocks generally are considered to be more conservative than common stocks since many pay a fixed dividend, and in the event that a corporation is liquidated, creditors and owners of bonds and preferred stock take precedence over the claims of common stock owners.
 The current temporary defensive policy explicitly mentions U.S. government obligations and repurchase agreements. The proposed policy will continue to allow for investments in these types of obligations, but will no longer mention them explicitly.
 The fund's current policy allows for investments in fixed income obligations of all types, regardless of the quality of the obligation. A temporary defensive policy is designed to allow a fund to invest more conservatively. Since, under normal conditions, the fund may only invest 5% of its assets in lower-quality instruments, the proposed policy, which allows the fund to invest in investment-grade-quality debt instruments, is unlikely to have any effect on the way the fund would invest for temporary defensive purposes.
 Although elimination of the fund's fundamental policy on investing for temporary defensive purposes is unlikely to affect the way it invests at this time, the Board of Trustees believes that efforts to standardize the fund's temporary defensive investment policy will facilitate FMR's investment compliance efforts and are in the best interests of shareholders.
 CONCLUSION. The Board of Trustees recommends that shareholders vote FOR the proposal to eliminate the fund's fundamental investment policy regarding investment for temporary defensive purposes. If approved, the proposed non-fundamental policy will take effect immediately. If the proposal is not approved, the fund's current fundamental policy will remain unchanged.
11. TO REPLACE FIDELITY GROWTH COMPANY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION WITH A FUNDAMENTAL DIVERSIFICATION LIMITATION PERMITTING INCREASED INVESTMENTS IN SECURITIES OF ANY SINGLE ISSUER.
 The fund's current fundamental investment limitation regarding diversification states:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies, or instrumentalities) if, as a result thereof, (a) more than 5% of the fund's total assets (taken at current value) would be invested in the securities of such issuer, or (b) the fund would own more than 10% of the outstanding voting securities of such issuer."
 Subject to shareholder approval, the Trustees intend to replace this limitation with the following fundamental investment limitation regarding diversification:
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The Trustees recommend that shareholders approve the limitation to permit the fund to invest more than 5% of its total assets in the securities of one or more issuers and to hold more than 10% of the voting securities of one or more issuers. Subject to certain statutory exceptions for securities of the U.S. government and its agencies and instrumentalities, this increased investment flexibility will be confined to 25% of the fund's total assets. The current 5% limitation applicable to purchases of securities of a single issuer and 10% limitation applicable to purchases of voting securities of a single issuer will remain in effect with respect to 75% of the fund's total assets.
 Certain state securities regulations (Blue Sky regulations) at one time prohibited a fund from registering shares for sale if the fund intended to invest more than 5% of total assets in a single issuer or to hold more than 10% of the voting securities of a single issuer. The fund has fundamental restrictions that incorporate these Blue Sky restrictions. Because the Blue Sky regulations regarding these limitations have been eliminated, shareholder approval is sought to permit the fund to invest a higher proportion of its assets in securities issued by a single issuer and to hold a higher proportion of voting securities of a single issuer.
 If the proposal is approved, the fund would be required to invest 75% of its total assets so that no more than 5% of total assets would be invested in any one issuer, and so that the fund owned no more than 10% of the voting securities of any such issuer. As to the remaining 25% of total assets, there would be no fundamental investment limitation on the amount of assets the fund could invest in any single issuer or the amount of voting securities of a single issuer the fund could hold. This would permit the fund, for example, to invest 25% of its total assets in a single issuer's securities, or to invest 10% of its total assets in securities of one issuer and 15% in securities of another issuer. The primary purpose of the proposal is to give the fund greater investment flexibility by permitting it to acquire larger positions in the securities of individual issuers. FMR believes that this increased flexibility may provide opportunities to enhance the fund's performance. At the same time, investing a larger percentage of the fund's assets in a single issuer's securities increases the fund's exposure to credit and other risks associated with that issuer's financial condition and business operations, including the risk of default on debt securities. FMR will only invest more than 5% of the fund's total assets in an issuer's securities when it believes the securities' potential return justifies accepting the risks associated with the higher level of investment. FMR does not currently expect that approval of this proposal will materially affect the way in which the fund is managed with regard to the fund holding more than 10% of the voting securities of an issuer.
 If the proposal is approved, the new fundamental diversification limitation could not be changed without a future vote of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed limitation will benefit the fund by providing more investment flexibility, which may result in enhanced fund performance. Accordingly, the Trustees recommend that shareholders vote FOR the proposed limitation. The new limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
12. TO AMEND FIDELITY GROWTH COMPANY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE.
 Fidelity Growth Company Fund's fundamental investment limitation concerning real estate currently states:
 "The fund may not purchase or sell real estate (but this shall not prevent the fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans)."
 Subject to shareholder approval, the Trustees intend to replace this fundamental investment limitation with the following fundamental investment limitation governing purchases and sales of real estate:
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest and to conform the fund's fundamental real estate limitation to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) If the proposal is approved, the new fundamental real estate limitation may not be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which the fund is managed or the way in which securities or instruments are selected for the fund. However, to the extent that the fund invests to a greater extent in real estate related securities, it will be subject to the risks of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.
 The fund does not expect to acquire real estate. However, the proposed limitation would clarify several points. First, the proposed limitation would make it explicit that the fund may acquire a security or other instrument that is secured by a mortgage or other right to foreclose on real estate, in the event of a default. Second, the proposed limitation would clarify the fact that the fund may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities or other instruments are, of course, subject to the fund's investment objective and policies and to other limitations regarding diversification and concentration in particular industries. Also, the proposed limitation specifically permits the fund to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the fund regularly invests, FMR considers this to be a remote possibility. The proposed limitation covers all types of real estate-related investments, while the current limitation refers to "marketable" securities. Any unmarketable investments will continue to be limited to 10% of net assets by the fund's existing non-fundamental limitation.
 CONCLUSION. The Board of Trustees has concluded that the adoption of the proposed amendment will benefit the fund and its shareholders. The Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 13 through 22 is to revise several of the funds' investment limitations to conform to limitations which are the standards for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder vote. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings if called for these purposes are generally borne by the fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.
13. TO AMEND FIDELITY GROWTH COMPANY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES.
 Fidelity Growth Company fund's current fundamental investment limitation regarding the issuance of senior securities states:
 "The fund may not issue senior securities."
 The Trustees recommend that shareholders vote to replace this limitation with the following fundamental investment limitation governing the issuance of senior securities:
 "The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."
 The primary purpose of the proposal is to revise the fund's fundamental senior securities limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page 30.) If the proposal is approved, the new fundamental senior securities limitation cannot be changed without a future vote of the fund's shareholders.
 Adoption of the proposed limitation on senior securities is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed limitation clarifies that the fund may issue senior securities to the extent permitted under the 1940 Act.
 Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a "senior security." A mutual fund, however, is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in amount equal to its obligation to pay cash for the securities at a future date. The fund utilizes transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
14. TO ELIMINATE FIDELITY GROWTH COMPANY FUND'S AND FIDELITY EMERGING GROWTH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SHORT SALES OF SECURITIES.
 Fidelity Growth Company Fund's current fundamental investment limitation on selling securities short is as follows:
 "The fund may not engage in short sales of securities (unless it owns or by virtue of its ownership of other securities has a right to obtain securities equivalent in kind and amount to the securities sold), provided, however, that the fund may purchase or sell futures contracts."
 Fidelity Emerging Growth Fund's current fundamental investment limitation on selling securities short is as follows:
 "The fund may not sell securities short, unless it owns, or has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 The Trustees of each fund recommend that shareholders vote to eliminate the above fundamental investment limitations. If the proposal is approved, the Trustees intend to replace the current fundamental investment limitations with a non-fundamental investment limitation that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitations.
 "The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds. For Fidelity Growth Company Fund, the proposed non-fundamental limitation would clarify that options transactions are not deemed to constitute selling securities short.
 Certain state regulations currently prohibit mutual funds from entering into any short sales, other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders, if state regulations were to change to permit other types of short sales, or if waivers from existing requirements were available, subject to appropriate disclosure to investors.
 Elimination of the funds' fundamental limitations on short selling is unlikely to affect each fund's investment techniques at this time. The Board of Trustees believes that efforts to standardize each fund's investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page __) and are in the best interests of shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate each fund's fundamental investment limitations regarding short sales of securities. If approved, the proposal will take effect immediately. If the proposal is not approved by the shareholders of each fund, that fund's current limitation will remain unchanged.
15. TO ELIMINATE FIDELITY GROWTH COMPANY FUND'S AND FIDELITY EMERGING GROWTH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING MARGIN PURCHASES.
 Fidelity Growth Company Fund's current fundamental investment limitation concerning purchasing securities on margin is as follows:
 "The fund may not purchase any securities or other property on margin, provided, however, that the fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts."
 Fidelity Emerging Growth Fund's current fundamental investment limitation concerning purchasing securities on margin is as follows:
 "The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 The Trustees recommend that shareholders of each fund vote to eliminate the above fundamental investment limitations. If the proposal is approved, the Trustees intend to adopt a substantially identical non-fundamental limitation for each fund that could be changed without a vote of shareholders.
 Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. Each fund's current fundamental limitation prohibits the fund from purchasing securities on margin, except that Fidelity Emerging Growth Fund may purchase securities on margin to obtain such short-term credits as may be necessary for the clearance of transactions, and both funds may purchase securities on margin for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies. The proposed non-fundamental limitation includes these exceptions.
 If the proposal is approved by shareholders, the Trustees intend to adopt the following non-fundamental investment limitation, which would prohibit margin purchases except as permitted under the conditions referred to above:
 "The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 Although elimination of each fund's fundamental limitation on margin purchases is unlikely to affect the fund's investment techniques at this time, in the event of a change in federal regulatory requirements, the funds may alter their investment practices in the future. The Board of Trustees believes that efforts to standardize investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page __.) and are in the best interests of shareholders.
 CONCLUSION. The Trustees recommend voting FOR the proposal to eliminate each fund's fundamental investment limitation regarding margin purchases. If approved, the new non-fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of each fund, that fund's current limitation will remain unchanged.
16. TO AMEND FIDELITY GROWTH COMPANY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.
 Fidelity Growth Company Fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 Subject to shareholder approval, the Trustees intend to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
"The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The primary purpose of the proposal is to revise the fund's fundamental borrowing limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning borrowing is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposal would clarify that the fund must reduce borrowings that come to exceed 33 1/3% of total assets for any reason, not only by reason of a decline in net assets.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. Accordingly, the Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
17. TO AMEND FIDELITY GROWTH COMPANY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS WITHIN A SINGLE INDUSTRY.
 Fidelity Growth Company Fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies, or instrumentalities) if, as a result thereof, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of one or more issuers having their principal business activities in the same industry."
 Subject to shareholder approval, the Trustees of the fund intend to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The primary purpose of the proposal is to revise the fund's fundamental concentration limitation to conform to a limitation which is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __.) If the proposal is approved, the new fundamental concentration limitation could not be changed without a future vote of shareholders.
 The proposed limitation is not substantially different from the current limitation and adoption of the proposed limitation on concentration is not expected to affect the way the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. The Trustees recommend voting FOR the proposed amendment. The new limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current fundamental investment limitation will remain unchanged.
18. TO AMEND FIDELITY GROWTH COMPANY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING.
 Fidelity Growth Company Fund's current fundamental investment limitation concerning lending is as follows:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."
 Subject to shareholder approval, the Trustees intend to replace the limitation with the following fundamental investment limitation governing lending:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."
 The primary purpose of this proposal is to revise the fund's fundamental lending limitation to conform to a limitation expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page __). If the proposal is approved, the new fundamental lending limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation on lending is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the instruments in which the fund invests. However, the proposed limitation would clarify two points. First, the proposed limitation provides specific authority for the fund to acquire the entire portion of an issue of debt securities. Ordinarily, if a fund purchases an entire issue of debt securities, there may be greater risks of illiquidity and unavailability of public information if the issuer has no other issue of securities outstanding, and it may be more difficult to obtain pricing information to be used in establishing the fund's daily share price. Second, the proposed amendment eliminates the reference to "portfolio securities" in the exception for repurchase agreements.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and is in the best interest of shareholders. The Trustees recommend voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved by shareholders of the fund, the fund's current limitation will remain unchanged.
19. TO ELIMINATE FIDELITY GROWTH COMPANY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENT IN OTHER INVESTMENT COMPANIES.
 Fidelity Growth Company Fund's current fundamental investment limitation concerning investment in other investment companies states:
 "The fund may not purchase securities of other investment companies (except in the open market where no commission except the ordinary broker's commission is paid, or as part of a merger or consolidation, and in no event may investments in such securities exceed 10% of the total assets of the fund)."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental investment limitation. If the proposal is approved, the Trustees intend to replace the current fundamental limitation with the following non-fundamental limitation, which could be changed without a vote of shareholders:
 "The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger."
 The ability of mutual funds to invest in other investment companies is restricted by rules under the 1940 Act and by some state regulations. The fund's current fundamental investment limitation recites certain of the applicable federal and former state restrictions. The federal restrictions will remain applicable to the fund whether or not they are recited in a fundamental limitation. As a result, elimination of the above fundamental limitation is not expected to have any impact on the fund's investment practices, except to the extent that regulatory requirements may change in the future. However, the Board of Trustees believes that the efforts to standardize the fund's investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page __ and are in the best interests of the shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate the fund's fundamental investment limitation regarding investments in other investment companies. If approved, the new non-fundamental limitation will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
20. TO ELIMINATE FIDELITY GROWTH COMPANY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENTS IN SECURITIES OF NEWLY-FORMED ISSUERS.
 Fidelity Growth Company Fund's current fundamental investment limitation regarding investments in securities of newly-formed issuers states:
 "The fund may not purchase the securities of any issuer if, as a result thereof, more than 5% of the fund's total assets (taken at current value) would be invested in the securities of companies which, including predecessors, have a record of less than three years' continuous operation."
 The Trustees recommend that shareholders vote to eliminate the fund's fundamental investment limitation referenced above. If the proposal is approved, the Trustees intend to adopt a non-fundamental investment limitation, which could be changed without a vote of shareholders:
 "The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation."
 Newly-formed issuers or "unseasoned issuers" are issuers with less than three years' continuous operation. The purpose of the fundamental limitation on investments in unseasoned issuers is to comply with state laws and limit the risks associated with investing in companies that have no proven track record in business and whose prospects are uncertain. The proposed non-fundamental investment limitation will clarify the fact that the fund's unseasoned issuers limitation is applicable only to securities issued by newly-formed entities engaged in a trade or business with a prior history of operations of less than three years and not to U.S. government and foreign government securities. The proposed limitation further clarifies that securities of business enterprises, such as pools of asset-backed securities, with a record of less than three years of continuous operation will be limited to 5% of the fund's total assets. The proposal will have no current impact on the fund. However, adoption of a standard non-fundamental limitation will facilitate FMR's compliance efforts (see "Adoption of Standardized Investment Limitations" on page __) and will enable the fund to respond more promptly if applicable state laws change in the future.
 CONCLUSION. The Board of Trustees has determined that it is in the best interests of the shareholders to replace the fund's fundamental investment limitation concerning investments in unseasoned issuers with a non-fundamental investment limitation. Accordingly, the Trustees recommend that shareholders vote FOR the proposal to eliminate the fund's fundamental investment limitation regarding investments in securities of newly-formed issuers. If the proposal is approved, the new non-fundamental investment limitation will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
21. TO ELIMINATE FIDELITY GROWTH COMPANY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTING IN OIL, GAS, AND OTHER MINERAL EXPLORATION PROGRAMS.
 Currently, Fidelity Growth Company Fund maintains a fundamental investment limitation specifying that the fund may not "invest in oil, gas or other mineral exploration or development programs." Investment in oil, gas, or other mineral exploration programs is permitted under federal standards for mutual funds, but currently is prohibited by some state regulations.
 The Trustees recommend that shareholders vote to eliminate the above fundamental investment limitation. If the proposal is approved, the Trustees of the fund intend to adopt the following non-fundamental investment limitation, which could be changed without a shareholder vote:
 "The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases."
 The proposal will have no current impact on the fund. However, adoption of a standardized non-fundamental investment limitation will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page __), and will enable the fund to respond more promptly if applicable state laws change in the future. In addition, the proposed non-fundamental limitation will refer to leases.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate the fund's fundamental investment limitation concerning investment in oil, gas, and other mineral exploration programs. If approved, the proposal will take effect immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
22. TO ELIMINATE FIDELITY GROWTH COMPANY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING PURCHASING SECURITIES OF AN ISSUER IN WHICH THE TRUSTEES OR DIRECTORS AND OFFICERS OF THE FUND OR FMR HOLD MORE THAN 5% OF THE OUTSTANDING SECURITIES OF SUCH ISSUER.
 Fidelity Growth Company Fund's fundamental investment limitations currently includes a restriction which prohibits the fund from purchasing or retaining the securities of any issuer if the officers and Trustees or directors of the fund or FMR who individually own more than 1/2 of 1% of that issuer hold, in the aggregate, more than 5% of that issuer's securities. This investment limitation was originally adopted to address state securities regulations in connection with the registration of shares of the funds for sale. Only one state currently requires such a limitation.
 Fidelity Growth Company Fund's current fundamental investment limitation states:
"The fund may not purchase or retain the securities of any issuer other than the securities of the fund, if, to the fund's knowledge, those directors and officers of the fund, or the Managers, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities."
 FMR believes that this fundamental investment limitation should be eliminated because, while this limitation has not precluded investments in the past, its elimination will potentially increase the fund's flexibility when choosing investments in the future.
 Subject to shareholder approval, the Trustees intend to replace this fundamental investment limitation with a non-fundamental investment limitation that could be changed by vote of the Trustees in response to regulatory, market, legal, or other developments without further approval by shareholders. The new non-fundamental investment limitation, which is substantially the same as the fund's current fundamental investment limitation, would provide that:
"The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities."
 CONCLUSION: The Trustees have considered the relevant factors and believe that the proposed non-fundamental investment limitation is in the best interest of the fund's shareholders. Therefore, the Trustees have recommended that the shareholders vote FOR the elimination of the fundamental restriction concerning investing in the issuers in which the officers, directors or Trustees of the fund and FMR who own more than 1/2 of 1% of an issuer's securities together own more than 5% of the outstanding securities of such issuer. If approved, the new non-fundamental investment limitation will take effect immediately. If the proposal is not approved, the fund's current fundamental investment limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies whose average net assets for July, 1994, were in excess of $255 billion. The Fidelity family of funds currently includes a number of funds with a broad range of investment objectives and permissible portfolio compositions. The Boards of these funds are substantially identical to that of this trust. In addition, FMR serves as investment adviser to certain other funds which are generally offered to limited groups of investors. Information concerning the advisory fees, net assets, and total expenses of the funds advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 4.
 Several affiliates of FMR are also engaged in the investment advisory business. Fidelity Management Trust Company provides trustee, investment advisory, and administrative services to retirement plans and corporate employee benefit accounts. FMR U.K. and FMR Far East, both wholly owned subsidiaries of FMR formed in 1986, supply investment research information, and may supply portfolio management services to FMR in connection with certain funds advised by FMR. FMR Texas Inc., a wholly owned subsidiary of FMR formed in 1989, supplies portfolio management and research services in connection with certain money market funds advised by FMR.
 FMR, its officers and directors, its affiliated companies and personnel, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions which have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Consolidated Statement of Financial Condition of Fidelity Management & Research Company and subsidiaries as of December 31, 1993 is shown beginning on page .
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead, John H. Costello, Robert E. Stansky, William J. Hayes, Lawrence Greenberg, Neil Miller, Gary L. French, and Arthur S. Loring, are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, all of these persons are stockholders of FMR Corp. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of the Directors of FMR.
 All of the stock of FMR is owned by a parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts, which was organized on October 31, 1972. At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions, Fidelity Service Co., which is the transfer and shareholder servicing agent for certain of the retail funds advised by FMR, Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for certain institutional customers, and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization. Messrs. Johnson 3d, Burkhead, William L. Byrnes, James C. Curvey, and Caleb Loring, Jr. are the Directors of FMR Corp. On July 31, 1994, Messrs. Johnson 3d, Burkhead, Curvey, and Loring, Jr., and Ms. Abigail Johnson owned approximately __%, __%, __%, __%, and __%, respectively, of the voting common stock of FMR Corp. In addition, various Johnson family members and various trusts for the benefit of Johnson family members, for which Messrs. Burkhead, Curvey, or Loring, Jr. are Trustees, owned in the aggregate approximately __% of the voting common stock of FMR Corp. Messrs. Johnson 3d, Burkhead, and Curvey owned approximately __%, __% and __%, respectively, of the non-voting common and equivalent stock of FMR Corp. In addition, various trusts for the benefit of members of the Johnson family, for which Mr. Loring, Jr. is the sole Trustee, and other trusts for the benefit of Johnson family members, through limited partnership interests in a partnership the corporate general partner of which is controlled by Mr. Johnson 3d, Mr. Loring, Jr., and other Johnson family members, together owned approximately __% of the non-voting common and equivalent stock of FMR Corp. Through ownership of voting common stock, and the execution of a shareholders' voting agreement, Edward C. Johnson 3d (President and a Trustee of the trust), Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.
 (TO BE UPDATED) During the period __________ through __________, the following transactions were entered into by officers and/or Trustees of the fund or of FMR Corp. involving more than 1% of the voting common, non-voting common or preferred stock of FMR Corp.
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide investment research information with respect to certain funds for which FMR acts as investment adviser. Under sub-advisory agreements with FMR U.K. and FMR Far East, FMR pays fees equal to 110% of FMR U.K.'s costs and 105% of FMR Far East's costs, respectively, in connection with research services provided for the benefit of certain Fidelity funds. During the fiscal year ended November 30, 1993, the fees paid by FMR on behalf of the funds are shown in the following table.
                                Fees Paid to   Fees Paid to
                                FMR U.K.       FMR Far East

Fidelity New Millennium Fund    $ 3,320        $ 5,212

Fidelity Growth Company Fund     27,818         42,906

Fidelity Emerging Growth Fund    15,199         23,550

 The Statements of Financial Condition of FMR U.K. and FMR Far East as of December 31, 1993 are shown on pages and respectively. Funds managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in
Exhibit 4.
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d and Burkhead are currently officers of the trust and officers or employees of FMR U.K. and FMR Far East. Messrs. Johnson 3d and Burkhead are stockholders of FMR Corp. The affiliations of Messrs. Johnson 3d and Burkhead are described in Proposal
1. The principal business address of the Directors and FMR U.K. and FMR Far East is 82 Devonshire Street, Boston, Massachusetts.
BALANCE SHEETS
 The Consolidated Statements of Financial Condition of FMR, FMR U.K., and FMR Far East as of December 31, 1993 (audited) are shown on pages __ through __. Proxies will not be voted for approval of any of the proposals in this Proxy Statement unless (a) in the judgment of the Board of Trustees of the trust there have been no material changes in the financial condition of FMR between___, 1994 and ___, 1994.
PRESENT MANAGEMENT CONTRACTS
 Fidelity New Millennium Fund, Fidelity Growth Company Fund, and Fidelity Emerging Growth Fund employ FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides the funds with all necessary office facilities and personnel for servicing the funds' investments, and compensates all officers of the trust, all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the trust or of FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of the fund's shares under federal and state law; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Board of Trustees.
 In addition to the management fee payable to FMR and the fees payable to FSC, each fund pays all of its expenses, without limitation, that are not assumed by those parties. Each fund pays for typesetting, printing, and mailing proxy material to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Although each fund's management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to existing shareholders, the trust has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the cost of providing these services to existing shareholders. Other expenses paid by the funds include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. Each fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.
 FMR is the funds' manager pursuant to management contracts dated January 31, 1990 (Fidelity Growth Company Fund), and April 1, 1992 (Fidelity Emerging Growth Fund), which were approved by shareholders on November 15, 1989, and March 25, 1992, respectively. FMR is Fidelity New Millennium Fund's manager pursuant to a management contract dated September 17, 1992, which was approved by FMR, then sole shareholder of the fund, on September 28, 1992. For the services of FMR under the contracts, each fund pays FMR a monthly management fee composed of the sum of a group fee rate and an individual fund fee rate (the "basic fee").
 COMPUTING THE BASIC FEE. Each fund's basic fee rate is composed of two elements: a group fee rate and an individual fund fee rate. The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown on the left of the following table. On the right, the effective annual fee rate schedule, are the actual results of cumulatively applying the annualized rates at varying asset levels. For example, the effective annual group fee rate at $258 billion of group net assets - their approximate level for July 1994 - was .3209%, which is the weighted average of the respective fee rates for each level of group net assets up to $258 billion.
GROUP FEE RATE SCHEDULE*   EFFECTIVE ANNUAL FEE
                           RATES

Average   Annualized   Group    Effective
Group     Fee Rate     Net      Annual
Assets                 Assets   Fee Rate





0          -     $ 3 billion   .520%    $ 0.5    .5200%
                                       billion

3          -     6             .490     25       .4238

6          -     9             .460     50       .3823

9          -     12            .430     75       .3626

12         -     15            .400     100      .3512

15         -     18            .385     125      .3430

18         -     21            .370     150      .3371

21         -     24            .360     175      .3325

24         -     30            .350     200      .3284

30         -     36            .345     225      .3253

36         -     42            .340     250      .3223

42         -     48            .335     275      .3198

48         -     66            .325     300      .3175

66         -     84            .320     325      .3153

84         -     102           .315     350      .3133

102        -     138           .310

138        -     174           .305

174        -     228           .300

228        -     282           .295

282        -     336           .290

Over 336                       .285

* Prior to January 1, 1992, the group fee rate was based on a schedule with breakpoints ending at .31% for average group assets in excess of $102 billion. The group fee breakpoints shown for average group assets between $138 billion and $228 billion were voluntarily adopted by FMR on January 1, 1992. Fidelity New Millennium Fund's and Fidelity Emerging Growth Fund's management contracts dated September 17, 1992, and April 1, 1992, respectively, include these group fee rate breakpoints. Additional breakpoints for average group assets in excess of $228 billion were voluntarily added to the group fee rate schedule by FMR on November 1, 1993, pending shareholder approval of a new management contract reflecting the extended schedule. The extended schedule provides for lower management fees as FMR's total assets under management increase.
 The individual fund fee rate is .35% for Fidelity New Millennium Fund and Fidelity Emerging Growth Fund, and .30% for Fidelity Growth Company Fund. Based on the average net assets of the funds advised by FMR for July 1994, the annual basic fee rate would be calculated as follows:
      Group      Individual Fund   Basic
      Fee Rate   Fee Rate          Fee Rate

Fidelity New Millennium Fund    .3209%   +   .35%   =   .6709%

Fidelity Growth Company Fund    .3209%   +   .30%   =   .6209%

Fidelity Emerging Growth Fund   .3209%   +   .35%   =   .6709%

 One twelfth (1/12) of this annual management fee rate is then applied to the fund's average net assets for the current month, giving a dollar amount which is the fee for that month.
 COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for each fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the funds' investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 (Fidelity New Millennium Fund and Fidelity Growth Company Fund) or the Russell 2000 Index (Fidelity Emerging Growth Fund) over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference (up to a maximum difference of + 10) is multiplied by a performance adjustment rate of .02%. Thus, the maximum annualized adjustment rate is + .20%. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to a fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
 Each fund's performance is calculated based on change in net asset value. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by a fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The records of the S&P 500 and Russell 2000 Index are based on change in value and adjusted for any cash distributions from the companies whose securities compose the S&P 500 and Russell 2000 Index.
 Because the adjustment to the basic fee is based on a fund's performance compared to the investment record of the S&P 500 (Fidelity New Millennium Fund and Fidelity Growth Company Fund) and the Russell 2000 Index (Fidelity Emerging Growth Fund), the controlling factor is not whether a fund's performance is up or down per se, but whether it is up or down more or less than the record of the comparative index. Moreover, the comparative investment performance of a fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
 MANAGEMENT FEES. The table on the next page lists the fees paid to FMR by each fund for its services as investment adviser, including any applicable performance adjustment, with the corresponding percentage of average net assets of each fund for the fiscal periods ended November 30, 1993, 1992, and 1991. If FMR had not voluntarily adopted the extended group fee rate schedule, these fees would have been higher.
       Management Fees    Percentage of Average Net
                         Assets


                     1993          1992          1991                1993    1992    1991

Fidelity New         $1,176,102    --            --                   .68%   --      --
Millennium Fund*

Fidelity Growth      $ 15,813,34   $ 10,669,69   $ 7,241,258          .75%    .74%    .72%
Company Fund         7             4

Fidelity Emerging    $ 4,987,102   $ 4,153,291   $ 1,671,614          .80%    .70%    .68%
Growth Fund


* From commencement of operations (December 28, 1992)
 To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating a fund's expenses for purposes of this regulation, the fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its custodian fees attributable to investments in foreign securities.
 SUB-ADVISERS. FMR entered into sub-advisory agreements with FMR U.K. and FMR Far East on September 17, 1992 (Fidelity New Millennium Fund), December 1, 1989 (Fidelity Growth Company Fund) and January 1, 1992 (Fidelity Emerging Growth Fund), pursuant to which FMR U.K. and FMR Far East supply FMR with investment research and recommendations concerning foreign securities for the benefit of the funds. The sub-advisory agreements provide that FMR will pay fees to FMR U.K. and FMR Far East equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with each agreement, said costs to be determined in relation to the assets of a fund that benefit from the services of the sub-advisers.
 For providing investment advice and research services the sub-advisers are compensated as follows: FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
 Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR
Far East.
 The fees paid to FMR U.K. and FMR Far East under the sub-advisory agreements for fiscal 1993, 1992, and 1991, on behalf of each fund are shown in the following table.
      Fees Paid to FMR Far East.   Fees Paid to FMR U.K.

                     1993       1992     1991   1993      1992     1991

Fidelity New         $ 5,212    --       --     $ 3,320   --       --
Millennium Fund*

Fidelity Growth      $ 42,906    4,095    900    27,818    4,855    900
Company Fund

Fidelity Emerging    $ 23,550    72       900    15,199    80       830
Growth Fund

* From commencement of operations (December 28, 1992)
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of fund expenses. Commissions for foreign investments traded on foreign exchanges generally will be higher than for U.S. investments and may not be subject to negotiation.
 The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
 The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services, Ltd. (FBSL), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by each fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
 Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
 Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
 Each fund's annual portfolio turnover rates for the fiscal periods ended November 30, 1993 and 1992 are illustrated in the following table.
                                1993     1992

Fidelity New Millennium Fund     204%*   --

Fidelity Growth Company Fund    159%     250%

Fidelity Emerging Growth Fund   332%     531%

* Annualized
 The tables below list the total brokerage commissions paid; the percentage of brokerage commissions paid to brokerage firms that provided research services; the total dollar value of brokerage commissions paid to firms that provided research services; and the commissions paid to FBSI and FBSL in dollars and as a percentage of the dollar value of all transactions in which brokerage commissions were paid for the fiscal period ended November 30, 1993 for each of the funds. The differences in the percentage of brokerage commissions paid to FBSI and FBSL and the percentage of transactions effected through FBSI and FBSL are a result of low commission rates charged by FBSI and FBSL in comparison to those charged by unaffiliated broker-dealers.
                           Total         % Paid to    Amount
                           Commissions   Firms        Paid to Firms
                                         Providing    Providing
                                         Research     Research







Fidelity New Millennium    $ 931,000      71%         $ 129,000
Fund*

Fidelity Growth            $ 4,272,000    58%         $ 1,582,000
Company Fund

Fidelity Emerging          $ 2,800,000    67%         $ 770,000
Growth Fund

                     To          To     % To   % To   Transaction   Transa
                     FBSI        FBSL   FBSI   FBSL   s             ctions
                                                      Through       Throug
                                                      FBSI          h FBSL



Fidelity New         $129,000    -       14%   -      -             -
Millennium Fund*

Fidelity Growth      $1,582,00   -       37%   -       56%          -
Company Fund         0

Fidelity Emerging    $770,000    -       28%   -       45%          -
Growth Fund

* From commencement of operations (December 28, 1992)
 From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
 Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
 When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
CONTRACTS WITH COMPANIES AFFILIATED WITH FMR
 Fidelity Service Co. (FSC) is transfer, dividend disbursing, and shareholders' servicing agent for the funds. Under the trust's contract with FSC, each fund pays an annual fee of $26.03 per basic retail account with a balance of $5,000 or more, $15.31 per basic retail account with a balance of less than $5,000 and a supplemental activity charge of $2.25 for standing order transactions and $6.11 for other monetary transactions. These fees and charges are subject to annual cost escalation based on postal rate changes and changes in wage and price levels as measured by the National Consumer Price Index for Urban Areas. With respect to certain institutional client master accounts, each fund pays FSC a per-account fee of $95.00, and monetary transaction charges of $20.00 or $17.50 depending on the nature of services provided. With respect to certain broker-dealer master accounts, each fund pays FSC a per-account fee of $30.00, and a charge of $6.00 for monetary transactions. Fees for certain institutional retirement plan accounts are based on the net assets of all such accounts in the fund.
 Under each fund's contract, FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements. Transfer agent fees, including reimbursement for out-of-pocket expenses, paid to FSC by each fund for the fiscal periods ended November 30, 1993, 1992, and 1991, are indicated in the following table.
                            1993         1992         1991

Fidelity New Millennium     $773,776     -            -
Fund*

Fidelity Growth Company     $5,865,000   $3,954,000   $2,726,000
Fund

Fidelity Emerging Growth    $1,864,000   $1,784,000   $
Fund

* From commencement of operations (December 28, 1992)
 The trust's contract with FSC also provides that FSC will perform the calculations necessary to determine each fund's net asset value per share and dividends, and maintain the fund's accounting records. Prior to July 1, 1991, the annual fee for these pricing and bookkeeping services was based on two schedules, one pertaining to the fund's average net assets, and one pertaining to the type and number of transactions the fund made. The fee rates in effect as of July 1, 1991 are based on the fund's average net assets, specifically, .06% for the first $500 million of average net assets and .03% for average net assets in excess of $500 million. The fee is limited to a minimum of $45,000 and a maximum of $750,000 per year. Pricing and bookkeeping fees, including related out-of-pocket expenses, paid to FSC, with respect to each fund, for fiscal 1993, 1992, and 1991, are indicated in the following table.
                            1993          1992          1991

Fidelity New Millennium     $ 741,000     -             -
Fund*

Fidelity Growth Company     $ 5,688,000   $3,954,000    $2,726,00
Fund                                                    0

Fidelity Emerging Growth    $ 1,804,000   $ 1,784,000   $971,000
Fund

* From commencement of operations (December 28, 1992)
 FSC also receives fees for administering the funds' securities lending program. Securities lending fees are based on the number and duration of individual securities loans. For the fiscal periods ended November 30, 1993, 1992, and 1991, the funds did not incur any securities lending fees.
 Each fund has a distribution agreement with Fidelity Distributors Corporation (FDC), a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FDC. Sales charge revenue paid to FDC for fiscal 1993, 1992, and 1991, is indicated in the following table:
                            1993          1992          1991

Fidelity New Millennium     $ 4,124,000   -             -
Fund*

Fidelity Growth Company     $ 2,166,000   $4,946,000    $6,924,00
Fund                                                    0

Fidelity Emerging Growth    $ 774,000     $ 2,801,000   $0**
Fund

* From commencement of operations (December 28, 1992)
** Fidelity Emerging Growth Fund's sales charge was waived during fiscal
1991
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Service Co., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statements and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares. FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research Company
 (a Wholly-Owned Subsidiary of FMR Corp.):
 We have audited the accompanying consolidated statement of financial condition of Fidelity Management & Research Company as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the consolidated financial position of Fidelity Management & Research Company as of December 31, 1993, in conformity with generally accepted accounting principles.


    /s/ COOPERS & LYBRAND
    COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
________

ASSETS
      ($000)
Cash and cash equivalents   $ 109
Management fees receivable    103,826
Invested assets:
 Managed funds (market value $59,845,000)    56,416
 Other investments (fair value $25,816,000)    20,822
Property and equipment, net    141,584
Deferred income taxes    35,910
Note receivable from affiliate    11,250
Prepaid expenses and other assets     9,597
  Total Assets    $ 379,514
LIABILITIES AND STOCKHOLDER'S EQUITY
Payable to mutual funds   $ 8,580
Accounts payable and accrued expenses    30,349
Payable to parent company    235,232
Other liabilities    3,871
  Total Liabilities    278,032

Stockholder's equity:
Common stock, $.30 par value;
 authorized 50,000 shares;
 issued and outstanding
 26,500 shares    8
Additional paid-in capital    50,074
Retained earnings    51,400
  Total Stockholder's Equity    101,482
  Total Liabilities and Stockholder's Equity   $ 379,514
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Fidelity Management & Research Company and Subsidiaries (the Company) provide investment management and advisory services and other services principally for the Fidelity Investments Family of Funds. The Company also provides computer support and systems development services to affiliated companies.
On March 1, 1993, ownership of the Company's wholly-owned subsidiary, Fidelity Investments Institutional Services Company, Inc. was distributed to the Company's parent. As of that date, this subsidiary had total assets and stockholder's equity of approximately $73,000,000, and $60,000,000, respectively.
PRINCIPLES OF CONSOLIDATION
The consolidated statement of financial condition includes the accounts of Fidelity Management & Research Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated.
INVESTED ASSETS
Managed funds investments (consisting primarily of Fidelity Mutual Funds) are carried at the lower of aggregate cost or market. Other investments consist primarily of investments in limited partnerships which are carried at cost. Certain restrictions exist with respect to the sale or transfer of these investments to third parties. For managed funds investments and other investments, fair value is determined by the quoted market price except in the case of restricted investments which are valued based on management's assessment of fair value. When the Company has determined that an impairment, which is deemed other than temporary, in the market or fair value of an investment has occurred, the carrying value of the investment is reduced to its net realizable value.
INCOME TAXES
The Company is included in the consolidated federal and certain state income tax returns filed by FMR Corp.
Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture and equipment is computed over the estimated useful lives of the related assets, which are principally three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful lives or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful life of the assets are capitalized.
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company. There are no unfunded vested benefits.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
B. PROPERTY AND EQUIPMENT, NET
At December 31, 1993, property and equipment, at cost, consist of (in thousands):
 Furniture   $ 1,853
 Equipment (principally computer related)    320,141
 Leasehold improvements    6,712        328,706
 Less: Accumulated depreciation and amortization    187,122
     $ 141,584
C. NOTE RECEIVABLE FROM AFFILIATE
On December 2, 1993, the Company issued a non-recourse mortgage to an affiliate for property located in Irving, Texas. The $11,250,000 note receivable is due on January 1, 2009, and accrues interest at 7.6325%. Payments of principal and interest are due monthly.
D. TRANSACTIONS WITH AFFILIATED COMPANIES
In connection with its operations, the Company provides services to and obtains services from affiliated companies. Transactions related to these services are settled, in the normal course of business, through an intercompany account with the Company's parent, FMR Corp. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties. FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research (U.K.) Inc.
 (a Wholly-Owned Subsidiary of Fidelity Management & Research Company):
 We have audited the accompanying statement of financial condition of Fidelity Management & Research (U.K.) Inc. as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Fidelity Management & Research (U.K.) Inc. as of December 31, 1993, in conformity with generally accepted accounting principles.


    /s/ COOPERS & LYBRAND
    COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
________

ASSETS
Investments (market value $3,180,192)   $ 2,537,448
Equipment, net of accumulated
 depreciation of $859,335    914,770
Accounts receivable from parent     2,806,932
Deferred income taxes    23,520
  Total Assets   $ 6,282,670

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Subordinated loan   $ 1,608,100
Accounts payable to affiliate    1,452,719
Income taxes payable    173,009
Other liabilities    131
  Total Liabilities     3,233,959

Stockholder's equity:
Common stock, $1 par value;
 authorized 300,000 shares;
  issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    3,047,711
  Total Stockholder's Equity    3,048,711
  Total Liabilities and Stockholder's Equity    $ 6,282,670
The accompanying notes are an integral part
of the statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) NOTES TO STATEMENT OF
FINANCIAL CONDITION
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BASIS OF REPORTING
The statement of financial condition is presented in accordance with United States generally accepted accounting principles. The functional and reporting currency for Fidelity Management & Research (U.K.) Inc. (the Company) is the U.S. dollar.
BUSINESS
The Company is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company is a registered investment advisor and provides research and investment advisory services under subadvisory agreements with its parent. The Company also provides research advice to the parent and an affiliate pursuant to a research joint venture agreement. Intercompany transactions are settled during the normal course of business.
INVESTMENTS
Investments consist of shares held in Fidelity mutual funds and are carried at the lower of aggregate cost or market. The fair value of investments is equal to the quoted market price.
EQUIPMENT
Equipment is stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred.
SUBORDINATED LOAN
The Company has a subordinated loan payable to its parent and due on March 31, 1994. The loan is subordinated in all respects to the rights of senior creditors. Interest is payable annually at a rate of 4.375%. Repayment or modification of this loan is subject to regulatory approval.
INCOME TAXES
The Company is included in the consolidated federal income tax return filed by FMR Corp., the parent Company of Fidelity Management & Research Company. The Company is allocated a charge by FMR Corp. representing the sum of the applicable foreign and U.S. statutory income tax rates.
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) NOTES TO STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

A. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES, CONTINUED:
Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.
B. NET CAPITAL REQUIREMENT:
The Company is subject to certain financial regulatory resource rules which require the Company to maintain a certain level of net capital (as defined). At December 31, 1993, the minimum net capital requirement of approximately $422,000 has been satisfied by the Company.
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research (Far East) Inc.
 (a Wholly-Owned Subsidiary of Fidelity Management & Research Company):
 We have audited the accompanying statement of financial condition of Fidelity Management & Research (Far East) Inc. as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Fidelity Management & Research (Far East) Inc. as of December 31, 1993, in conformity with generally accepted accounting principles.

    /s/ COOPERS & LYBRAND
    COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994

FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
________

ASSETS
Cash    $ 24,294
Investments (market value $618,049)     569,958
Furniture and equipment, net of
 accumulated depreciation of $10,704     642
Prepaid expenses and other assets     143,427
Receivable from parent company    840,906
  Total Assets   $ 1,579,227
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Payable to affiliate   $ 795,567
Income taxes payable     168,646
 Total Liabilities     964,213
Stockholder's equity:
Common stock, $1 par value;
 authorized 300,000 shares;
 issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    614,014
  Total Stockholder's Equity     615,014
  Total Liabilities and Stockholder's Equity   $ 1,579,227
The accompanying notes are an integral part
of the statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) NOTES TO STATEMENT
OF FINANCIAL CONDITION
________

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BUSINESS
Fidelity Management & Research (Far East) Inc. (the Company) is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company is a registered investment advisor and provides research advice to the parent and an affiliate pursuant to a research joint venture agreement. Intercompany transactions are settled during the normal course of business.
INVESTMENTS
Investments consist of shares held in a Fidelity mutual fund and are carried at the lower of cost or market. The fair value of investments is equal to the quoted market price.
FURNITURE AND EQUIPMENT
Furniture and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred. INCOME TAXES
The Company is included in the consolidated federal income tax return filed by FMR Corp., the parent company of Fidelity Management & Research Company. The Company is allocated a charge by FMR Corp. representing the sum of the applicable foreign and U.S. statutory income tax rates. Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.

EXHIBIT 1
The language to be added to the current contract is ((underlined)); the language to be deleted is set forth in [brackets].
The proper name of each fund - Fidelity New Millennium Fund, Fidelity Growth Company Fund, and Fidelity Emerging Growth Fund - will be inserted in each respective fund's Contract where indicated by (Name of Portfolio). The current contracts of the funds are substantially similar; the specific areas that will differ are the Preamble and Section 3 of this Form of Management Contract Exhibit.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY MT VERNON STREET TRUST:
(NAME OF PORTFOLIO)
AND
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
 (New Millennium and Emerging Growth only: [AGREEMENT] ((MODIFICATION))) made this (New Millennium) [17th day of September 1992]; (Growth Company) [31st day of January, 1990]; (Emerging Growth) [28th day of December 1990, as amended and restated the 1st day of April, 1992] ((1st day of _______ 199_)), by and between (Growth Company only: [Fidelity Growth Company Fund] ((Fidelity Mt. Vernon Street Trust))), a Massachusetts business trust (Growth Company only: [that] ((which))) may issue one or more series of shares of beneficial interest (hereinafter (Growth Company only:
[sometimes] ) called the "Fund"), (Growth Company only: ((on behalf of (Name of Portfolio) (hereinafter called the "Portfolio"))), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter (Growth Company only: [sometimes] ) called the "Adviser").
FIDELITY NEW MILLENNIUM FUND ONLY:
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated September 17, 1992, to a modification of said Contract in the manner set forth below. The Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of December 1, 1994 or the first day of the month following approval.)) FIDELITY GROWTH COMPANY FUND ONLY:
 Required authorization[s] and approval[s] by shareholders and Trustees having been obtained, [Fidelity Growth Company Fund (hereinafter called the "Fund")] ((the Fund)), on behalf of [its single existing series of shares of beneficial interest (hereinafter called the "Portfolio")] ((the Portfolio)), and [Fidelity Management & Research Company] ((the Adviser)) hereby consent, pursuant to Paragraph 6 of the [former Advisory and Service Contract dated August 1, 1983, and Paragraph 6 of the existing Management Contract dated August 1, 1986,] ((existing Management Contract dated January 31, 1990)), to a modification of said [latter] Contract in the manner set forth below. The [modifications] ((Modified Management Contract)) shall [take effect upon the execution of this modification of the Management Contract] ((when executed)) by duly authorized officers of the Fund and the Adviser[.] ((, take effect on the later of December 1, 1994 or the first day of the month following approval.))
FIDELITY EMERGING GROWTH FUND ONLY:
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of [said Agreement] ((the existing Management Contract dated April 1, 1992)), to a modification of said [Agreement] ((Contract)) in the manner set forth below. The [modifications] ((Modified Management Contract)) [shall take effect upon the execution of this Amended and Restated Management Contract] ((shall when executed)) by duly authorized officers of the Fund and [of] the Adviser[.]((, take effect on the later of December 1, 1994 or the first day of the month following approval.))
ALL PORTFOLIOS:
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the (Growth Company and Emerging Growth:
[Fund] ((Portfolio))); and shall pay the salaries and fees of all officers of the Portfolio, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The (Emerging Growth only: [Fund] ((Adviser))) shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The (Growth Company only: [Fund's] ) Adviser [, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to (Growth Company [the Fund and to] ) accounts over which they exercise investment discretion. The Trustees of the (Growth Company only: [Trust] ((Fund))) shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. (Growth Company only: [Management Fee.] ) The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment [to the basic fee based upon the investment performance of the Portfolio in relation to the (New Millennium: S&P 500 Composite Stock Price Index; Growth Company:
Standard & Poor's Daily Stock Price Index of 500 Common Stocks; Emerging Growth: Russell 2000 Index of small capitalization stocks (the "Index")]. ((The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the S&P Composite Index of 500 Stocks (New Millennium and Growth Company) or the Russell 2000 Index of small capitalization stocks (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.)) The Basic Fee and the Performance Adjustment will be computed as follows:
FIDELITY NEW MILLENNIUM FUND ONLY:
 (a) Basic Fee Rate[.]((:)) The annual Basic Fee Rate shall be the sum of [a] ((the)) Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:
  (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company] ((fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

0        -     $ 3 billion   .5200%

3        -     6             .4900%

6        -     9             .4600%

9        -     12            .4300%

12       -     15            .4000%

15       -     18            .3850%

18       -     21            .3700%

21       -     24            .3600%

24       -     30            .3500%

30       -     36            .3450%

36       -     42            .3400%

42       -     48            .3350%

48       -     66            .3250%

66       -     84            .3200%

84       -     102           .3150%

102      -     138           .3100%

138      -     174           .3050%

[Over          174]          [.3000%]

((174    -     210))         ((.3000%))

((210    -     246))         ((.2950%))

((246    -     282))         ((.2900%))

((282    -     318))         ((.2850%))

((318    -     354))         ((.2800%))

((354    -     390))         ((.2750%))

((Over         390))         ((.2700%))

  (ii) Individual Fund Fee Rate.  The Individual Fund Fee Rate shall be
.35%.
FIDELITY GROWTH COMPANY FUND ONLY:
 ((a)) Basic Fee Rate[.]((:)) The ((annual)) Basic Fee Rate shall be [composed] ((the sum)) of [two elements: (i) Group Fee Rate. The group fee rate shall be based upon the monthly average of the net assets of the rtegistered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the charter of each investment company) determined as of the close of business on each business day throughout the month. The group fee rate shall be determined on a cumulative basis pursuant to the following schedule:] ((the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:))
  (((i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:))
Average Net Assets    Annualized Fee Rate (for each level)

0        -     $ 3 billion   .5200%

3        -     6             .4900%

6        -     9             .4600%

9        -     12            .4300%

12       -     15            .4000%

15       -     18            .3850%

18       -     21            .3700%

21       -     24            .3600%

24       -     30            .3500%

30       -     36            .3450%

36       -     42            .3400%

42       -     48            .3350%

48       -     66            .3250%

66       -     84            .3200%

84       -     102           .3150%

[Over          102]          [.3100%]

((102    -     138))         ((.3100%))

((138    -     174))         ((.3050%))

((174    -     210))         ((.3000%))

((210    -     246))         ((.2950%))

((246    -     282))         ((.2900%))

((282    -     318))         ((.2850%))

((318    -     354))         ((.2800%))

((354    -     390))         ((.2750%))

((Over         390))         ((.2700%))

  (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .30%. [The sum of the cumulative group fee rate, calculated as described above to the nearest millionth decimal place, and the individual fund fee rate shall constitute the annual basic fee rate.]
FIDELITY EMERGING GROWTH FUND ONLY:
 (a) Basic Fee Rate[.]((:)) The annual Basic Fee Rate shall be the sum of [a] ((the)) Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows: [(i) Group Fee Rate. The group fee rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the charter of each investment company) determined as of the close of business on each business day throughout the month. The group fee rate shall be determined on a cumulative basis pursuant to the following schedule:]
  (((i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:))
Average Net Assets    Annualized Fee Rate (for each level)

0        -     $ 3 billion   .5200%

3        -     6             .4900%

6        -     9             .4600%

9        -     12            .4300%

12       -     15            .4000%

15       -     18            .3850%

18       -     21            .3700%

21       -     24            .3600%

24       -     30            .3500%

30       -     36            .3450%

36       -     42            .3400%

42       -     48            .3350%

48       -     66            .3250%

66       -     84            .3200%

84       -     102           .3150%

102      -     138           .3100%

138      -     174           .3050%

[Over          174]          [.3000%]

((174    -     210))         ((.3000%))

((210    -     246))         ((.2950%))

((246    -     282))         ((.2900%))

((282    -     318))         ((.2850%))

((318    -     354))         ((.2800%))

((354    -     390))         ((.2750%))

((Over         390))         ((.2700%))

  (ii) Individual Fund Fee Rate.  The Individual Fund Fee Rate shall be
.35%.
ALL PORTFOLIOS:
 (b) ((Basic Fee.)) One-twelfth of the [annual] Basic Fee (Growth Company and Emerging Growth only: ((Rate))) shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the ((Fund's)) Declaration of Trust [of the Fund] ((or other organizational document))) determined as of the close of business on each (New Millennium and Emerging Growth only: ((business))) day throughout the month. (Growth Company only: ((The resulting dollar amount comprises the Basic Fee.))) [This basic fee will be subject to upward or downward adjustment on the basis of the Portfolio's investment performance as follows:]
 (c) (New Millennium and Emerging Growth only: [The] Performance Adjustment ((Rate))): [An adjustment to the monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the Portfolio over the performance period. The resulting dollar figure will be added to or subtracted from the basic fee depending on whether the Portfolio experienced better or worse performance than the (Growth Company only: record of the) Index.] The Performance Adjustment Rate is 0.02% for each percentage point [rounded to the nearer point (the higher point if exactly one-half point)] that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constitued. The maximum performance adjustment rate is (Growth Company only: ["] ) 0.20%.
FIDELITY NEW MILLENNIUM FUND ONLY:
 The performance period will commence with the first day of the first full month [of operation] following the Portfolio's commencement of operations. During the first eleven months of the [operation of the Portfolio] ((performance period for the Portfolio,)) there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
FIDELITY GROWTH COMPANY FUND ONLY:
 ((The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations.)) During the first eleven months of the [operation of the Portfolio] ((performance period for the Portfolio)), there will be no performance adjustment. Starting with the twelfth month of [operation] ((the performance period,)) the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
FIDELITY EMERGING GROWTH FUND ONLY:
 The performance period will commence with the first day of the first full month following the [effective date of the Portfolio's registration statement] ((Portfolio's commencement of operations)). During the first eleven months of the [operation of the Portfolio] ((performance period for the Portfolio,)) there will be no performance adjustment. Starting with the twelfth month of [operation] ((the performance period,)) the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
ALL PORTFOLIOS:
 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the [companies whose stocks comprise] ((securities included in)) the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
FIDELITY NEW MILLENNIUM FUND AND FIDELITY EMERGING GROWTH FUND ONLY:
 [The computation of the performance adjustment will not be cumulative. A positive fee rate will apply even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a negative fee rate will apply for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.]
FIDELITY GROWTH COMPANY FUND ONLY:
 [The adjustment to the basic fee will not be cumulative. An increased fee will result even though the performance of the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.]
FIDELITY NEW MILLENNIUM FUND AND FIDELITY EMERGING GROWTH FUND ONLY:
 (d) ((Performance Adjustment)). One-twelfth of the annual Performance Adjustment Rate [shall] ((will)) be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the ((Fund's)) Declaration of Trust [of the Fund adjusted as provided in sub-paragraph (e) of this paragraph 3 below, if applicable] ((or other organizational document))) determined as of the close of business on each business day throughout the month and the performance period. [The resulting dollar amount is added to or deducted from the basic fee.]
FIDELITY GROWTH COMPANY FUND ONLY:
 (((d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.))
ALL PORTFOLIOS:
 (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if (Growth Company only: [the Portfolio] ) this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, (New Millennium) [1993] (Growth Company) [1990] (Emerging Growth) [1992] ((1995)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other (Growth Company only: [funds] )Portfolios.
 ((8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
     [SIGNATURE LINES OMITTED]
EXHIBIT 2
The language to be added to the current contract is underlined; the language to be deleted is set forth in [brackets].
The proper name of each fund - Fidelity New Millennium Fund, Fidelity Growth Company Fund, and Fidelity Emerging Growth Fund will be inserted in each respective fund's contract where indicated by (Name of Portfolio). FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
AND
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
AND
FIDELITY MT. VERNON STREET TRUST ON BEHALF OF (NAME OF PORTFOLIO)
 AGREEMENT made this (New Millennium) [17th day of September, 1992]; (Growth Company) [1st day of December, 1989]; (Emerging Growth) [28th day of December, 1990] __ day of ____, 1994, by and between [Fidelity Management & Research (Far East) Inc.] ((Fidelity Management & Research Company,)) a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the ["Sub-Adviser"] (("Advisor"))); [and] Fidelity Management & Research [Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] (Far East) Inc. (hereinafter called the ["Adviser"] "((Sub-Advisor"); and Fidelity Mt. Vernon Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (Name of Portfolio) (hereinafter called the "Portfolio"). ))
 WHEREAS ((the Trust and)) the Advisor [has] have entered into a Management Contract [with Fidelity Mt. Vernon Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"),] on behalf of [(Name of Portfolio) (hereinafter called the "Portfolio")] ((the Portfolio)), pursuant to which the Advisor is to act as investment [adviser] ((manager)) of the Portfolio; and
 WHEREAS the Sub-Advisor ((and its subsidiaries and other affiliated persons)) [has] have personnel in [Asia and the Pacific Basin] ((various locations throughout the world and [was] have been formed in part ))for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, [and issuers located outside of North America, principally in Asia and the Pacific Basin.] ((and securities of issuers located in such countries, and providing investment advisory services in connection therewith; ))
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
 ((1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
  (a) Investment Advice: [The Sub-Adviser shall act as an investment consultant to the Adviser and] If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice ))shall furnish ((the Portfolio and)) the Advisor such factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of, various countries outside of the U.S. all] as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
  (((b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.
 [(2)](a) INVESTMENT ADVISORY FEE)): [The Sub-Adviser will be compensated by the Adviser on the following basis for the services to be furnished hereunder:] ((For services provided under subparagraph (a) of paragraph 1 of this Agreement,)) the Advisor agrees to pay the Sub-Advisor a monthly ((Sub-Advisory Fee. The Sub-Advisory Fee shall be)) equal to 105% of the Sub-Advisor's costs incurred in connection with [the] ((rendering the services referred to in subparagraph (a) of paragraph 1 of this)) Agreement [, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub-Adviser]. ((The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 [3]6. Interested Persons: ))It is understood that Trustees, officers, and shareholders of the [Fund] Trust are or may be or become interested in the Advisor [and] or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor [and] or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the [Fund] Trust as a shareholder or otherwise.
 [4. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5]((7. Services to Other Companies or Accounts:)) The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. ((The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.
 8. Standard of Care:)) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 [6]((9. Duration and Termination of Agreement; Amendments: ))
  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph [6]9, this Agreement shall continue in force until July 31, (Low-Priced Stock) [1991]; (Balanced and Puritan) [1990] ((1995)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph [6]9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7]((10. Limitation of Liability:)) The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document)) of the [Fund] ((Trust)) and agrees that any obligations of the [Fund] Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 ((11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof. ))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of] 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 3
The language to be added to the current contract is underlined; the language to be deleted is set forth in [brackets].
The proper name of each fund - Fidelity New Millennium Fund, Fidelity Growth Company Fund, and Fidelity Emerging Growth Fund will be inserted in each respective fund's contract where indicated by (Name of Portfolio). FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
AND
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
AND
FIDELITY MT. VERNON STREET TRUST ON BEHALF OF (NAME OF PORTFOLIO)
 AGREEMENT made this (New Millennium) [17th day of September, 1992]; (Growth Company) [1st day of December, 1989]; (Emerging Growth) [28th day of December, 1990) __ day of ____, 1994, by and between [Fidelity Management & Research (U.K.) Inc.] ((Fidelity Management & Research Company)), a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the ["Sub-Adviser"] "Advisor"); [and] Fidelity Management & Research [Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] (U.K.) Inc. (hereinafter called the ["Adviser"] (("Sub-Advisor"); and Fidelity Mt. Vernon Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (Name of Portfolio) (hereinafter called the "Portfolio"). ))
 WHEREAS ((the Trust and t))he Advisor [has] have entered into a Management Contract [with Fidelity Mt. Vernon Street Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"),] on behalf of [(Name of Portfolio) (hereinafter called the "Portfolio")] ((the Portfolio)), pursuant to which the Advisor is to act as investment [adviser] manager of the Portfolio; and
 WHEREAS the Sub-Advisor(( and its subsidiaries and other affiliated persons [has] have personnel in [Western Europe] various locations throughout the world and [was] have been formed in part ))for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, [and issuers located outside of North America, principally in Western Europe.] ((and securities of issuers located in such countries, and providing investment advisory services in connection therewith; ))
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
 ((1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
  (a) Investment Advice: [The Sub-Adviser shall act as an investment consultant to the Adviser and] If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and ))the Advisor such factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of, various countries outside of the U.S. all] as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
  (((b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.
 [(2)](a) INVESTMENT ADVISORY FEE:)) [The Sub-Adviser will be compensated by the Adviser on the following basis for the services to be furnished hereunder:] ((For services provided under subparagraph (a) of paragraph 1 of this Agreement, ))the Advisor agrees to pay the Sub-Advisor a monthly ((Sub-Advisory Fee. The Sub-Advisory Fee shall be)) equal to 110% of the Sub-Advisor's costs incurred in connection with [the] ((rendering the services referred to in subparagraph (a) of paragraph 1 of this)) Agreement [, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub-Adviser]. ((The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 [3]6. Interested Persons:)) It is understood that Trustees, officers, and shareholders of the [Fund] Trust are or may be or become interested in the Advisor [and] or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor [and] or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the [Fund] Trust as a shareholder or otherwise.
 [4. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5]((7. Services to Other Companies or Accounts:)) The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. ((The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.
 8. Standard of Care:)) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 [6]((9. Duration and Termination of Agreement; Amendments: ))
  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph [6]9, this Agreement shall continue in force until July 31, (Low-Priced Stock) [1991]; (Balanced and Puritan) [1990] ((1995)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph [6]9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7]((10. Limitation of Liability:)) The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document of the [Fund] Trust)) and agrees that any obligations of the [Fund] Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 ((11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof. ))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of] 1940 ((Act)) as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 4
TO BE UPDATED
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)   ASSETS (B)
GROWTH AND INCOME
Market Index  4/30/93 $ 265.2 0.45% 0.44% 0.44%
Fidelity Fund (3) 6/30/93#   1,398.0 0.42(dagger) 0.42(dagger) 0.66(dagger)
Balanced (3)  7/31/93  2,154.5 0.53 0.53 0.93
Dividend Growth (3) 7/31/93**  9.2 0.62(dagger) -- 2.50(dagger)
Global Balanced (1) 7/31/93**  35.7 0.77(dagger) 0.77(dagger) 2.12(dagger)
Growth & Income 7/31/93  5,195.4 0.53 0.53 0.83
Puritan (3)   7/31/93  6,319.2 0.47 0.47 0.74
Advisor Income &
 Growth   10/31/93  870.1 0.53 0.53 1.51
International Growth
 & Income (2) 10/31/93  301.5 0.77 0.77 1.52
Advisor Equity
 Portfolio Income (3) 11/30/93  19.1 0.50 0.50 1.77
Advisor Institutional
 Equity Portfolio
  Income (3) 11/30/93  167.8 0.50 0.50 0.79
Convertible Securities (3) 11/30/93  782.6 0.53 0.53 0.92
Equity -Income II (3) 11/30/93  3,544.3 0.53 0.53 0.88
Variable Insurance
 Products:
  Equity-Income 12/31/93  952.1 0.53 0.53 0.62
Equity-Income (3) 1/31/94  6,040.5 0.38 0.38 0.66
Real Estate (3) 1/31/94  417.9 0.63 0.63 1.13
Utilities Income (3) 1/31/94  1,394.4 0.53 0.53 0.86
U.S. Equity Index 2/28/94  1,647.0 0.28 -- 0.28
ASSET ALLOCATION
Asset Manager 9/30/93  4,704.2 0.72 0.72 1.09
Asset Manager:
 Growth (3)(4) 9/30/93  566.0 0.73 0.63 1.19
Asset Manager:
 Income (3)(4) 9/30/93  79.1 0.44 -- 0.65
Variable Insurance
 Products II:
  Asset Manager (3) 12/31/93  1,432.9 0.72 0.72 0.88
  Index 500 12/31/93  20.8 0.28 -- 0.28
GROWTH
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES
TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE
NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)
 ASSETS (B)
Magellan (3)  3/31/93  21,506.4 0.75 0.75 1.00
Small Cap Stock 4/30/94**  547.2 0.68(dagger) 0.68(dagger) 1.19(dagger)
Fidelity Fifty (3) 6/30/94** $ 40.3 0.63%(dagger) 0.63%(dagger)
1.85%(dagger)
Blue Chip Growth 7/31/93  589.5 0.72 0.72 1.25
Low-Priced Stock (3) 7/31/93  2,048.8 0.76 0.76 1.12
OTC Portfolio 7/31/93  1,202.7 0.74 0.74 1.08
Advisor Strategic
 Opportunities (3) 9/30/93  219.2 0.54 0.54 1.57
Destiny I   9/30/93#  2,920.5 0.60(dagger) 0.60(dagger) 0.65(dagger)
Destiny II   9/30/93#  1,100.8 0.71(dagger) 0.71(dagger) 0.84(dagger)
Strategic
 Opportunities (3) 9/30/93  19.2 0.54 0.54 0.89
Advisor Global
 Resources (3) 10/31/93  14.4 0.77 0.77 2.62
Advisor Growth
 Opportunities  10/31/93  1,204.5 0.68 0.68 1.64
Advisor Overseas (2) 10/31/93  65.5 0.77 0.77 2.30
Canada (2)   10/31/93  61.1 0.86 0.86 2.00
Capital Appreciation (3) 10/31/93  1,139.1 0.48 0.48 0.86
Disciplined Equity (3) 10/31/93  622.1 0.70 0.70 1.09
Diversified
 International (2) 10/31/93  119.1 0.73 0.73 1.47
Emerging Markets (2) 10/31/93  144.4 0.77 0.77 1.91
Europe (2)   10/31/93  488.3 0.64 0.64 1.25
Europe Capital
 Appreciation 10/31/94**  87.9 0.77(dagger) 0.61(dagger) 1.72(dagger)
Japan (1)   10/31/93  98.4 0.77 0.77 1.71
Latin America (2) 10/31/93**  114.6 0.77(dagger) 0.77(dagger) 1.94(dagger)
Overseas (2)  10/31/93  1,025.1 0.77 0.77 1.27
Pacific Basin (1) 10/31/93  251.2 0.80 0.80 1.59
Southeast Asia (1) 10/31/93**  139.3 0.77(dagger) 0.71(dagger) 2.00(dagger)
Stock Selector (3) 10/31/93  459.7 0.71 0.71 1.10
Value (3)   10/31/93  1,100.8 0.72 0.72 1.11
Worldwide (2) 10/31/93  148.9 0.78 0.78 1.40
Advisor Equity
  Portfolio Growth (3) 11/30/93  176.0 0.66 0.66 1.84
Advisor Institutional
 Equity Portfolio
  Growth (3) 11/30/93  226.7 0.66 0.66 0.94
Emerging Growth (3) 11/30/93  620.6 0.80 0.80 1.19
Growth Company (3) 11/30/93  2,119.8 0.75 0.75 1.07
New Millennium 11/30/93**  187.5 0.68(dagger) 0.68(dagger) 1.32(dagger)
Retirement Growth (3) 11/30/93  2,404.1 0.76 0.76 1.05
Congress Street 12/31/93  63.4 0.46 0.46 0.61
Contrafund (3) 12/31/93 $ 4,138.1 0.69% 0.69% 1.06%
Exchange   12/31/93  187.7 0.54 0.54 0.57
Trend (3)   12/31/93  1,296.7 0.65 0.65 0.92
Variable Insurance
 Products:
  Growth  12/31/93  1,016.0 0.63 0.63 0.71
  Overseas (2) 12/31/93  398.7 0.77 0.77 1.03
Select Portfolios:
 Air Transportation (3) 2/28/94  17.8 0.63 0.63 2.31
 American Gold 2/28/94  313.4 0.63 0.63 1.49
 Automotive (3) 2/28/94  133.8 0.63 0.63 1.68
 Biotechnology (3) 2/28/94  549.9 0.63 0.63 1.61
 Brokerage and Investment
  Management (3) 2/28/94  69.3 0.63 0.63 1.77
 Chemicals (3) 2/28/94  27.4 0.63 0.63 1.93
 Computers (3) 2/28/94  41.2 0.63 0.63 1.89
 Construction and
  Housing (3) 2/28/94  42.1 0.63 0.63 1.66
 Consumer Products (3) 2/28/94  9.0 0.63 0.49 2.48
 Defense and
  Aerospace (3) 2/28/94  4.6 0.63 -- 2.53
 Developing
  Communications (3) 2/28/94  177.0 0.63 0.63 1.56
 Electronics (3) 2/28/94  54.3 0.63 0.63 1.67
 Energy (3)  2/28/94  126.1 0.63 0.63 1.66
 Energy Service (3) 2/28/94  94.0 0.63 0.63 1.65
 Environmental
  Services (3) 2/28/94  56.6 0.63 0.63 2.03
 Financial Services (3) 2/28/94  168.8 0.62 0.62 1.63
 Food and Agriculture (3) 2/28/94  110.1 0.62 0.62 1.64
 Health Care (3) 2/28/94  552.3 0.63 0.63 1.55
 Home Finance (3) 2/28/94  224.4 0.63 0.63 1.58
 Industrial Equipment (3) 2/28/94  58.2 0.63 0.63 1.68
 Industrial Materials (3) 2/28/94  33.8 0.64 0.64 2.08
 Insurance (3) 2/28/94   22.4 0.63 0.63 1.93
 Leisure (3)  2/28/94  88.1 0.63 0.63 1.53
 Medical Delivery (3) 2/28/94  105.8 0.63 0.63 1.79
 Multimedia (3) (5) 2/28/94  62.8 0.63 0.63 1.63
 Natural Gas (3) 2/28/94**  45.1 0.63(dagger) 0.63(dagger) 1.93(dagger)
 Paper and Forest
  Products (3) 2/28/94  27.0 0.64 0.64 2.07

 Precious Metals and
  Minerals (3) 2/28/94 $ 378.4 0.63% 0.63% 1.55%
 Regional Banks (3) 2/28/94  201.0 0.62 0.62 1.60
 Retailing (3) 2/28/94  57.7 0.62 0.62 1.83
 Software and Computer
  Services (3) 2/28/94  172.2 0.63 0.63 1.57
 Technology (3) 2/28/94  163.4 0.63 0.63 1.54
 Telecommunications (3) 2/28/94  353.3 0.63 0.63 1.53
 Transportation (3) 2/28/94  10.5 0.63 0.63 2.39
 Utilities (3) 2/28/94  310.9 0.63 0.63 1.35
CURRENCY PORTFOLIOS
Deutsche Mark
 Peformance, L.P. 12/31/93  8.4 0.50 -- 1.50
Sterling
 Performance, L.P. 12/31/93  3.0 0.50 -- 1.50
Yen Performance, L.P. 12/31/93  4.0 0.50 -- 1.50
INCOME
Capital & Income (3) 4/30/93  1,771.1 0.54 0.54 0.91
Intermediate Bond (3) 4/30/93  1,434.0 0.32 0.27 0.61
Investment Grade Bond (3) 4/30/93  1,049.6 0.37 0.37 0.68
Short-Term Bond (3) 4/30/93  1,634.8 0.47 0.47 0.77
Spartan Government
 Income   4/30/93  491.8 0.65 0.65 0.65
Spartan High Income 4/30/93  470.8 0.70 0.70 0.70
Spartan Short-Intermediate
 Government 4/30/93  23.5 0.65 0.02 0.02
The North Carolina Capital
 Management Trust:
  Term Portfolio 6/30/93  83.4 0.41 0.41 0.41
Ginnie Mae  7/31/93  953.2 0.47 0.47 0.80
Mortgage Securities 7/31/93  428.9 0.47 0.47 0.76
Spartan Limited Maturity
 Government 7/31/93  1,653.7 0.65 0.65 0.65
Spartan Ginnie Mae 8/31/93  766.9 0.65 0.41 0.41
Government Securities 9/30/93**  616.6 0.47(dagger) 0.47(dagger)
0.69(dagger)
Short-Intermediate
 Government  9/30/93  167.6 0.47 0.18 0.61
Spartan Investment
 Grade Bond (3) 9/30/93  59.1 0.65 0.65 0.65
Spartan Short-Term
 Income (3) 9/30/93  547.0 0.65 0.20 0.20

Advisor Government
 Investment 10/31/93 $ 40.8 0.46% --% 0.68%
Advisor High Yield 10/31/93  299.1 0.51 0.51 1.11
Advisor Short Fixed
 Income   10/31/93  359.6 0.47 0.47 0.95
Advisor Institutional
 Limited Term Bond 11/30/93  174.3 0.42 0.42 0.64
Advisor Limited
 Term Bond  11/30/93  22.5 0.42 0.42 1.23
Institutional Short-
 Intermediate
  Government 11/30/93  255.2 0.45 0.45 0.45
Global Bond (2) 12/31/93  434.1 0.71 0.71 1.17
New Markets Income (2) 12/31/93**  114.6 0.71(dagger) 0.28(dagger)
1.24(dagger)
Short-Term World
 Income (2) 12/31/93  400.1 0.62 0.62 1.00
Spartan Bond
 Strategist (3) 12/31/93**  15.4 0.70(dagger) 0.70(dagger) 0.70(dagger)
Variable Insurance
 Products:
  High Income 12/31/93  343.1 0.51 0.50 0.64
Variable Insurance
 Products II:
  Investment Grade
   Bond  12/31/93  98.9 0.47 0.47 0.68
Spartan Long-Term
 Government Bond 1/31/94  85.8 0.65 0.65 0.65
U.S. Bond Index 2/28/94  190.2 0.32 -- 0.32
MONEY MARKET
Institutional Cash:
 Domestic Money
  Market (4) 3/31/93  768.4 0.20 0.12 0.18
 Money Market (4) 3/31/93  5,033.1 0.20 0.15 0.18
 U.S. Government (4) 3/31/93  6,305.4 0.20 0.14 0.18
 U.S. Treasury (4) 3/31/93  2,683.0 0.20 0.15 0.18
 U.S. Treasury II (4) 3/31/93  7,014.6 0.20 0.15 0.18
Spartan Money Market (4) 4/30/93  4,841.1 0.30 0.30 0.30
Spartan U.S. Government
 Money Market (4) 4/30/93  1,204.8 0.55 0.45 0.45
The North Carolina
 Capital Management Trust:
  Cash Portfolio (4) 6/30/93  1,538.3 0.38 0.38 0.39
Daily Money Fund:
 Capital Reserves:
  Money Market (4) 7/31/93 $ 443.3 0.50% 0.31% 0.95%
  U.S. Government
   Money Market (4) 7/31/93  269.5 0.50 0.38 0.95
 Money Market (4) 7/31/93  1,554.7 0.50 0.50 0.61
 U.S. Treasury (4) 7/31/93  2,841.7 0.50 0.50 0.57
 U.S. Treasury
  Income (4) 7/31/93  1,166.9 0.42 0.20 0.20
Spartan U.S. Treasury
 Money Market (4) 7/31/93  2,138.9 0.55 0.42 0.42
Daily Income Trust (4) 8/31/93  2,302.8 0.30 0.30 0.57
Money Market Trust:
 Domestic Money
  Market (4) 8/31/93  690.3 0.42 0.42 0.42
 Retirement Government
  Money Market (4) 8/31/93  1,338.8 0.42 0.42 0.42
 Retirement Money
  Market (4) 8/31/93  1,661.1 0.42 0.42 0.42
 U.S. Government (4) 8/31/93  297.5 0.42 0.42 0.42
 U.S. Treasury (4) 8/31/93  181.5 0.42 0.42 0.42
U.S. Government
 Reserves (4) 9/30/93  1,139.5 0.43 0.43 0.73
Cash Reserves (4) 11/30/93  9,761.4 0.14 0.13 0.48
State and Local Asset
 Management Series:
  Government Money
   Market (4) 11/30/93  844.5 0.43 0.43 0.43
Variable Insurance
 Products:
  Money Market (4) 12/31/93  307.3 0.14 0.13 0.22
Select Money Market (4) 2/28/94  462.6 0.13 0.13 0.72
TAX-EXEMPT INCOME
Institutional Tax-
 Exempt Cash (4) 5/31/93  2,517.7 0.20 0.14 0.18
Daily Money Fund:
 Capital Reserves:
  Municipal Money
   Market (4) 7/31/93  91.7 0.50 0.22 0.95
Spartan Aggressive
 Municipal   8/31/93**  6.4 0.60(dagger) 0.60(dagger) 0.60(dagger)


Spartan Intermediate
 Municipal  8/31/93** $ 82.6 0.55%(dagger) -% -%
Spartan Maryland Municipal
 Income   8/31/93**  13.4 0.55(dagger) -- --
Spartan Municipal
 Income   8/31/93  869.8 0.55 0.47 0.47
Spartan Municipal
 Money Market (4) 8/31/93  1,561.2 0.50 0.27 0.27
Spartan Short-
 Intermediate
  Municipal 8/31/93#  819.9 0.55(dagger) 0.55(dagger) 0.55(dagger)
Advisor High Income
 Municipal  10/31/93  316.4 0.42 0.42 0.92
Daily Tax-Exempt
 Money (4)  10/31/93  504.9 0.50 0.50 0.61
Spartan New Jersey
 Municipal Money
  Market (4) 10/31/93  329.1 0.50 0.44 0.44
Tax-Exempt Money
 Market Trust (4) 10/31/93  2,789.6 0.27 0.27 0.49
Advisor Institutional
 Limited Term
  Tax-Exempt 11/30/93  22.1 0.42 0.24 0.65
Advisor Limited
 Term Tax-Exempt 11/30/93  15.4 0.42 -- 0.90
Connecticut Municipal
 Money Market (4) 11/30/93  300.3 0.42 0.42 0.61
High Yield Tax-Free 11/30/93  2,161.9 0.42 0.42 0.56
New Jersey Tax-Free
 Money Market (4) 11/30/93  357.5 0.42 0.42 0.63
Spartan Connecticut
 Municipal:
  High Yield 11/30/93  450.4 0.55 0.55 0.55
  Money Market (4) 11/30/93  128.5 0.50 0.24 0.24
Spartan Florida Municipal:
 Income   11/30/93  377.5 0.55 0.25 0.25
 Money Market (4) 11/30/93  204.4 0.50 0.18 0.18
Spartan New Jersey
 Municipal High Yield 11/30/93  399.2 0.55 0.55 0.55
Aggressive Tax-Free 12/31/93  891.9 0.47 0.47 0.64
Insured Tax-Free 12/31/93  426.3 0.42 0.42 0.61
Limited Term
 Municipals  12/31/93  1,174.6 0.41 0.41 0.57
Michigan Tax-Free:
 High Yield  12/31/93 $ 528.9 0.42% 0.42% 0.59%
 Money Market (4) 12/31/93  161.3 0.42 0.41 0.62
Minnesota Tax-Free 12/31/93  320.0 0.42 0.42 0.61
Municipal Bond 12/31/93  1,279.8 0.37 0.37 0.49
Ohio Tax-Free:
 High Yield  12/31/93  442.1 0.41 0.41 0.57
 Money Market (4) 12/31/93  244.4 0.42 0.42 0.59
Spartan Pennsylvania
 Municipal:
  High Yield 12/31/93  283.2 0.55 0.55 0.55
  Money Market (4) 12/31/93  218.8 0.50 0.50 0.50
Massachusetts Tax-Free:
 High Yield  1/31/94  1,365.4 0.41 0.41 0.54
 Money Market (4) 1/31/94  577.0 0.41 0.41 0.66
New York Tax-Free:
 High Yield  1/31/94  477.9 0.41 0.41 0.58
 Insured   1/31/94  395.2 0.41 0.41 0.58
 Money Market (4) 1/31/94  564.0 0.41 0.41 0.62
Spartan Massachusetts
 Municipal Money
  Market (4) 1/31/94  339.5 0.50 0.40 0.40
Spartan New York
 Municipal:
  High Yield 1/31/94  427.7 0.55 0.55 0.55    Intermediate 1/31/94**  4.3
0.55(dagger) -- --
  Money Market (4) 1/31/94  446.6 0.50 0.50 0.50
California Tax-Free:
 High Yield  2/28/94  588.0 0.41 0.41 0.57
 Insured   2/28/94  299.5 0.41 0.29 0.48
 Money Market (4) 2/28/94  540.0 0.41 0.41 0.64
Spartan California
 Municipal:
  High Yield 2/28/94  598.5 0.55 0.52 0.52
  Intermediate 2/28/94**  7.7 0.55(dagger) -- --
  Money Market (4) 2/28/94  944.0 0.50 0.21 0.21
(a) All fund data are as of the fiscal year end noted in the chart or as of February 28, 1994, if fiscal year end figures are not yet available. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations.
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
(1) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund.
(2) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIJ (New Markets Income only), FIIA, and FIIAL U.K., with respect to the fund.
(3) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(4) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to the fund.
(5) Effective April 25, 1994, Select Broadcast and Media Portfolio has been renamed to Multimedia Portfolio.

MTV-PXS-994 CUSIP #316200302/FUND #300
 CUSIP #316200104/FUND #025
 CUSIP #316200203/FUND #324

Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- ---------------------------------------------------------------
FIDELITY MT. VERNON STREET TRUST: FIDELITY NEW MILLENNIUM FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Marvin L. Mann, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelitly Mt. Vernon Street Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 16, 1994 at 9:30 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
(300, 025, 324 HH)

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------

1.   To elect the twelve nominees specified below as         [  ]FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson      marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, Edward H. Malone, Marvin L. Mann, Gerald                                 nominees.
     C. McDonough, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.   To ratify the selection of Coopers & Lybrand as         FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
     independent public accountants of the trust.

3.   To amend the Declaration of Trust to provide                FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
     dollar-based voting rights for shareholders of the trust.

4.   To amend the Declaration of Trust regarding                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
     shareholder notification of appointment of Trustees.

5.   To amend the Declaration of Trust to provide the fund       FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
     with the ability to invest all of its assets in another
     open-end investment company with substantially the
     same investment objective and policies.

6.   To adopt a new fundamental investment policy for the        FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
     fund permitting the fund to invest all of its assets in
     another open-end investment company with
     substantially the same investment objective and
     policies.

7.   To approve an amended management contract for the           FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   7.
     fund.

8.   To approve a new Sub-Advisory Agreement with                FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   8.
     FMR Far East for the fund.

9.   To approve a new Sub-Advisory Agreement with                FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   9.
     FMR U.K. for the fund.


MTV-PXC-994
                         CUSIP # 316200302/FUND# 300 H

Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- ---------------------------------------------------------------
FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Marvin L. Mann, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelitly Mt. Vernon Street Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 16, 1994 at 9:30 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
(300, 025, 324 HH)
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------

1.   To elect the twelve nominees specified below as         [  ]FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson      marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, Edward H. Malone, Marvin L. Mann, Gerald                                 nominees.
     C. McDonough, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as          FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      independent public accountants of the trust.

3.    To amend the Declaration of Trust to provide                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                  FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund        FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the         FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting the fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.

7.    To approve an amended management contract for the            FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   7.
      fund.

8.    To approve a new Sub-Advisory Agreement with                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   8.
      FMR Far East for the fund.

9.    To approve a new Sub-Advisory Agreement with                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   9.
      FMR U.K. for the fund.

10.   To eliminate the fund's fundamental investment policy        FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   10.
      concerning investment for temporary defensive
      purposes.

11.   To replace the fund's fundamental investment                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   11.
      limitation concerning diversification with a
      fundamental diversification limitation permitting
      increased investments in the securities of any single
      issuer.

12.   To amend the fund's fundamental investment                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   12.
      limitation concerning real estate.

13.   To amend the fund's fundamental investment                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   13.
      limitation concerning the issuance of senior securities.

14.   To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   14.
      limitation concerning short sales of securities.

15.   To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   15.
      limitation concerning margin purchases.

16.   To amend the fund's fundamental investment                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   16.
      limitation concerning borrowing.

17.   To amend the fund's fundamental investment                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   17.
      limitation concerning the concentration of its
      investments within a single industry.

18.   To amend the fund's fundamental investment                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   18.
      limitation concerning lending.

19.   To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   19.
      limitation concerning investment in other investment
      companies.

20.   To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   20.
      limitation concerning investments in securities of
      newly-formed issuers.

21.   To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   21.
      limitation concerning investing in oil, gas, and other
      mineral exploration programs.

22.   To eliminate the fund's fundamental investment               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   22.
      limitation concerning purchasing securities of an
      issuer in which the trustees or directors and officers of
      the fund or FMR hold more than 5% of the outstanding
      securities of such issuer.


MTV-PXC-994
                         CUSIP # 316200104/FUND# 025 H

Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- ---------------------------------------------------------------
FIDELITY MT. VERNON STREET TRUST: FIDELITY EMERGING GROWTH FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Marvin L. Mann, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelitly Mt. Vernon Street Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 16, 1994 at 9:30 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
(300, 025, 324 HH)
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- ---------------------------------------------------------------

1.   To elect the twelve nominees specified below as         [  ]FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Richard J. Flynn, Edward C. Johnson      marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, Edward H. Malone, Marvin L. Mann, Gerald                                 nominees.
     C. McDonough, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)




__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand as         FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      independent public accountants of the trust.

3.    To amend the Declaration of Trust to provide                FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund       FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the        FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting the fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.

7.    To approve an amended management contract for the           FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   7.
      fund.

8.    To approve a new Sub-Advisory Agreement with                FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   8.
      FMR Far East for the fund.

9.    To approve a new Sub-Advisory Agreement with                FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   9.
      FMR U.K. for the fund.

14.   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   14.
      limitation concerning short sales of securities.

15.   To eliminate the fund's fundamental investment              FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   15.
      limitation concerning margin purchases.


MTV-PXC-994
                         CUSIP # 316200203/FUND# 324 H